Exhibit 21

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION

AS OF 1/31/09

Name	Location
100 Federal Street Limited Partnership	Boston, MA
121 Washington Street Master Tenant, LLC	Providence, RI
200 Allens Avenue, LLC	Providence, RI
201 North Tryon, LLC	Charlotte, NC
214 North Tryon, LLC	Charlotte, NC
222 Broadway, LLC	New York, NY
250 Capital LLC	New York, NY
2007 Merrill Lynch Merchant Banking Fund, L.P.	New York, NY
2008 Merrill Lynch Merchant Banking Fund, L.P.	New York, NY
2008 Merrill Lynch Merchant Banking Fund International, L.P.	New York, NY
1110421 Ontario Limited	Toronto, Ontario, Canada
1300166 Ontario Limited	Toronto, Ontario, Canada
1343190 Alberta Inc.	Toronto, Ontario, Canada
A/M Properties, Inc.	Baltimore, MD
AANAH Holding LLC	Chicago, IL
AANAH Holding LLC II	Chicago, IL
AANAH Holding LLC III	Chicago, IL
Aarco 106 Limited	Chester, United Kingdom
Abilene Park, Inc.	Charlotte, NC
Abilene Partners	Charlotte, NC
Abovo Investment Limited	George Town, Grand Cayman, Cayman Is.
Acao Multimidia S.A.	Sao Paulo, Brazil
Acceptance Alliance, LLC	Louisville, KY
Access 1 Fundo De Investimento Em Cotas De Fundo De Investimento Em Direitos Creditorios Nao Padronizado	Sao Paulo, Brazil
Achilles Trading LLC	Charlotte, NC
Administradora Blue 2234 S. de R.L. de C.V.	Mexico City, Mexico
Advest Capital, Inc.	New York, NY
Advest Group, Inc., The	New York, NY
Advest, Inc.	New York, NY
Advest Insurance Agency, Inc.	Pennington, NJ
Aguila Corp S.A.C.	Lima, Peru
Alamo Funding II, Inc.	Charlotte, NC
Alamo Funding LLC	Charlotte, NC
Alexandra IV, LLC	New York, NY
Alie Street Investments Limited	London, U.K.
Alie Street Investments 3 Limited	London, U.K.
Alie Street Investments 4 Limited	London, U.K.
Alie Street Investments 5 Limited	London, U.K.
Alie Street Investments 6 Limited	London, U.K.
Alie Street Investments 7 Limited	London, U.K.
Alie Street Investments 8 Limited	London, U.K.
Alie Street Investments 9 Limited	London, U.K.
Alie Street Investments 10 Limited	London, U.K.
Alie Street Investments 11 Limited	London, U.K.
Alie Street Investments 12 Limited	London, U.K.
Alie Street Investments 13 Limited	London, U.K.
Alie Street Investments 14 Limited	London, U.K.
Alie Street Investments 15 Limited	London, U.K.

Name	Location
Alie Street Investments 16 Limited	London, U.K.
Alie Street Investments 17 Limited	London, U.K.
Alie Street Investments 18 Limited	London, U.K.
Alie Street Investments 2 Limited	London, U.K.
Alie Street Investments 20 Limited	London, U.K.
Alie Street Investments 21 Limited	London, U.K.
Alie Street Investments 22 Limited	London, U.K.
Alie Street Investments 23 Limited	London, U.K.
Alie Street Investments 24 Limited	London, U.K.
Alie Street Investments 25 Limited	London, U.K.
Alie Street Investments 26 Limited	London, U.K.
Alie Street Investments 27 Limited	London, U.K.
Alie Street Investments 28 Limited	London, U.K.
Alliance Enterprise Corporation	Richardson, TX
Almacenadora Serfin, S.A. de C.V.	Mexico City, Mexico
Almacenadora Somex, S.A.	Mexico City, Mexico
Almazora Holdings S.a.r.l.	Luxembourg, Luxembourg
Alnitak Sarl	Luxembourg, Luxembourg
Altier LLC	Charlotte, NC
Amarillo Lane, Inc.	Charlotte, NC
American Campus Power Plant MT, LLC	Raleigh, NC
AMM Holdings Pty Limited	Sydney, New South Wales, Australia
Andrew VI, LLC	New York, NY
Anzac Peaks, Inc.	Charlotte, NC
Apollo Trading LLC	Charlotte, NC
Appold Property Management Limited	London, U.K.
Aquamarine Funding LLC	Charlotte, NC
Artic Funding LLC	Charlotte, NC
Ashburn A. Corp.	Baltimore, MD
Asia Investment Consulting Ltd.	George Town, Grand Cayman, Cayman Is.
Asian American Merchant Bank Ltd.	Singapore, Singapore
Asset Backed Funding Corporation	Charlotte, NC
Aswan Development Associates, LLC	Miami, FL
Aswan Village Associates, LLC	Miami, FL
Athabasca Partnership	New York, NY
Atlanta Affordable Housing Fund Limited Partnership	Charlotte, NC
Atlantic Equity Corporation	Chicago, IL
Atlantis Trading LLC	Charlotte, NC
Audubon—MM Urban Investments II, LLC	Dallas, TX
Audubon—MM Urban Investments, LLC	Dallas, TX
Audubon Urban Investments, LLC	Dallas, TX
August 2000 U.S. Partnership (In Liquidation)	New York, NY
Augusta Trading LLC	Charlotte, NC
Austin Acquisition Inc.	Charlotte, NC
Automotive Real Estate S.a.r.l.	Luxembourg, Luxembourg
Aztex Associates, L.P.	New York, NY
Aztex Corporation	New York, NY
B of A Issuance B.V.	Amsterdam, The Netherlands
B.A. International (Cayman) Ltd.	George Town, Grand Cayman, Cayman Is.
BA 1998 Partners Associates Fund, L.P.	Chicago, IL
BA 1998 Partners Fund I, L.P.	Chicago, IL
BA 1998 Partners Fund II, L.P.	Chicago, IL
BA 1998 Partners Fund LDC	Chicago, IL
BA 1998 Partners Master Fund I, L.P.	Chicago, IL

Name	Location
BA 1998 Partners Master Fund II, L.P.	Chicago, IL
BA Agency, Inc.	Albuquerque, NM
BA Australia Limited	Sydney, New South Wales, Australia
BA Auto Securitization Corporation	Charlotte, NC
BA Capital Advisors Limited	London, U.K.
BA Capital Company, L.P.	Charlotte, NC
BA Co-Invest Fund 2001 (Cayman), L.P.	Chicago, IL
BA Co-Invest Fund 2002 (Cayman), L.P.	Chicago, IL
BA Coinvest GP, Inc.	Chicago, IL
BA Continuum Costa Rica, Limitada	San Jose, Costa Rica
BA Continuum India Private Limited	Mumbai, India
BA Continuum Solutions Private Limited	Hyderabad, India
BA Credit Card Funding, LLC	Charlotte, NC
BA Direct Investment Fund M, L.P.	Chicago, IL
BA Electronic Data Processing (Guangzhou) Ltd.	Guangzhou, PRC
BA Employment Services Limited	George Town, Grand Cayman, Cayman Is.
BA Equity Holdings, L.P.	Charlotte, NC
BA Equity Investment Company, L.P.	Charlotte, NC
BA Equity Investors, Inc.	Chicago, IL
BA Finance Ireland Limited	Dublin, Ireland
BA Financial Trading (Amsterdam) Limited	Amsterdam, The Netherlands
BA Global Funding Inc.	George Town, Grand Cayman, Cayman Is.
BA GSTS GP LLC	St. Helier, Jersey, Channel Islands
BA GSTS International B.V.	Amsterdam, The Netherlands
BA GSTS International C.V.	St. Helier, Jersey, Channel Islands
BA Insurance Services, Inc.	Baltimore, MD
BA International Underwriters Limited	London, U.K.
BA Leasing BSC, LLC	San Francisco, CA
BA Merchant Services, LLC	Louisville, KY
BA Netherlands Group Lending Europe Cooperatieve U.A.	Amsterdam, The Netherlands
BA Overseas Holdings	George Town, Grand Cayman, Cayman Is.
BA Partners Fund III, LLC	Chicago, IL
BA Properties, Inc.	Los Angeles, CA
BA Residential Securitization LLC	Charlotte, NC
BA SBIC Sub, Inc.	Chicago, IL
BA Securities Australia Limited	Sydney, New South Wales, Australia
BA Technology I, LLC	Charlotte, NC
BA UK Holdings Limited	London, U.K.
BABC Global Finance Inc.	Toronto, Ontario, Canada
BAC AAH Capital Funding LLC XI	Chicago, IL
BAC AAH Capital Funding LLC I	Chicago, IL
BAC AAH Capital Funding LLC II	Chicago, IL
BAC AAH Capital Funding LLC III	Chicago, IL
BAC AAH Capital Funding LLC IV	Chicago, IL
BAC AAH Capital Funding LLC IX	Chicago, IL
BAC AAH Capital Funding LLC V	Chicago, IL
BAC AAH Capital Funding LLC VI	Chicago, IL
BAC AAH Capital Funding LLC VII	Chicago, IL
BAC AAH Capital Funding LLC VIII	Chicago, IL
BAC AAH Capital Funding LLC X	Chicago, IL
BAC AAH Capital Funding LLC XII	Chicago, IL
BAC AAH Capital Funding LLC XIII	Chicago, IL
BAC AAH Capital Funding LLC XIV	Chicago, IL
BAC AAH Capital Funding LLC XIX	Chicago, IL

Name	Location
BAC AAH Capital Funding LLC XV	Chicago, IL
BAC AAH Capital Funding LLC XVI	Chicago, IL
BAC AAH Capital Funding LLC XVII	Chicago, IL
BAC AAH Capital Funding LLC XVIII	Chicago, IL
BAC AAH Preferred Exchange LLC	Chicago, IL
BAC AAH Preferred Exchange LLC II	Chicago, IL
BAC AAH Preferred Exchange LLC III	Chicago, IL
BAC AAH Preferred Holding LLC	Chicago, IL
BAC AAH Preferred Holding LLC II	Chicago, IL
BAC AAH Preferred Holding LLC III	Chicago, IL
BAC CCC Fund IV Mezzanine Investments, L.L.C.	Chicago, IL
BAC CCC Mezzanine Investments, L.L.C.	Chicago, IL
BAC CCC Private Equity Investments, Inc.	Chicago, IL
BAC Funding Consortium, Inc.	Miami, FL
BAC LB Capital Funding LLC I	Chicago, IL
BAC LB Capital Funding LLC II	Chicago, IL
BAC LB Capital Funding Trust I	Chicago, IL
BAC LB Capital Funding Trust II	Chicago, IL
BAC LB Holding LLC I	Chicago, IL
BAC LB Holding LLC II	Chicago, IL
BAC LB Preferred Exchange LLC I	Chicago, IL
BAC LB Preferred Exchange LLC II	Chicago, IL
BAC LB Preferred Holding LLC I	Chicago, IL
BAC LB Preferred Holding LLC II	Chicago, IL
BAC Mezzanine Management I, L.P.	Chicago, IL
BAC Mezzanine Management III, L.P.	Chicago, IL
BAC Mezzanine Management, Inc.	Chicago, IL
BAC North America Holding Company	Charlotte, NC
BAC NUBAFA, Inc.	San Francisco, CA
BAC Retail Group LLC	Troy, MI
BAC Services Company, Inc.	Chicago, IL
BACAP Alternative Advisors, Inc.	New York, NY
BACAP Alternative Montage Fund, LLC	New York, NY
BACAP Alternative Multi-Strategy Fund, LLC	New York, NY
BACAP Distressed Debt Fund, LLC	New York, NY
BACAP Diversified Real Estate Fund, L.P.	New York, NY
BACAP Institutional Multi-Strategy Hedge Fund, Ltd.	New York, NY
BACAP Multi-Strategy Hedge Fund, LLC	New York, NY
BACAP Multi-Strategy Hedge Fund, Ltd.	New York, NY
BACI Triad, LLC	Chicago, IL
Back Bay Capital Funding LLC	Boston, MA
BACP Europe Fund II, L.P.	Chicago, IL
BACP Europe Fund IV M, L.P.	Chicago, IL
Bakerton Finance, Inc.	Charlotte, NC
BAL Corporate Aviation, LLC	New Castle, DE
BAL Energy Holding, LLC	San Francisco, CA
BAL Global Finance (Deutschland) GmbH	Dusseldorf, Germany
BAL Global Finance (UK) Limited	London, U.K.
BAL Global Finance Canada Corporation	Toronto, Ontario, Canada
BAL Investment & Advisory, Inc.	San Francisco, CA
BAL Solar I, LLC	San Francisco, CA
BAL Solar II, LLC	San Francisco, CA
BAL Solar III, LLC	San Francisco, CA
Balanced Capital Services, Inc.	Pennington, NJ

Name	Location
Balboa Insurance Company	Irvine, CA
Balboa Life & Casualty LLC	Irvine, CA
Balboa Life Insurance Company	Irvine, CA
Balboa Life Insurance Company of New York	Irvine, CA
Balboa Reinsurance Company	Burlington, VT
Balboa Reinsurance Company of South Carolina	Charleston, SC
Balboa Warranty Services Corporation	Irvine, CA
BALCAP Funding, LLC	San Francisco, CA
BALI Funding Limited Partnership	Gloucestershire, U.K.
BALI Funding Luxembourg Limited	Luxembourg, Luxembourg
Balkhouse Properties Corp.	New York, NY
Ballantyne Funding LLC	Charlotte, NC
Baltic Funding LLC	Charlotte, NC
BAMM Funding I LLC	Charlotte, NC
BAMS Solutions, Inc.	Louisville, KY
BANA (#1) LLC	Charlotte, NC
BANA (Gilbraltar) Holdings Limited	Gibraltar, Gibraltar
BANA Alberta Funding Company, ULC	Calgary, Alberta, Canada
BANA BACM 2000-1 SB 1 LLC	Charlotte, NC
BANA BACM 2000-2 SB 1 LLC	Charlotte, NC
BANA BACM 2001-1 SB 1 LLC	Charlotte, NC
BANA BACM 2001-PB1 SB 1 LLC	Charlotte, NC
BANA BACM 2002-2 SB 1 LLC	Charlotte, NC
BANA BACM 2002-PB2 SB 1 LLC	Charlotte, NC
BANA BACM 2003-1 SB 1 LLC	Charlotte, NC
BANA BACM 2003-2 PAWTUCKET SB 1 LLC	Charlotte, NC
BANA BACM 2003-2 SB 1 LLC	Charlotte, NC
BANA BACM 2004-1 SB 1 LLC	Charlotte, NC
BANA BACM 2004-2 SB 1 LLC	Charlotte, NC
BANA BACM 2004-3 SB 1 LLC	Charlotte, NC
BANA BACM 2004-4 SB 1 LLC	Charlotte, NC
BANA BACM 2004-5 SB 1 LLC	Charlotte, NC
BANA BACM 2004-6 SB 1 LLC	Charlotte, NC
BANA BACM 2005-1 SB 1 LLC	Charlotte, NC
BANA BACM 2005-2 SB 1 LLC	Charlotte, NC
BANA BACM 2005-3 SB 1 LLC	Charlotte, NC
BANA BACM 2005-4 SB 1 LLC	Charlotte, NC
BANA BACM 2005-5 SB 1 LLC	Charlotte, NC
BANA BACM 2005-6 SB 1 LLC	Charlotte, NC
BANA BACM 2006-4 SB 1 LLC	Charlotte, NC
BANA BOA-FUNB 2001-3 SB 1 LLC	Charlotte, NC
BANA CA Mortgage Company	Charlotte, NC
BANA Canada Funding Company Ltd.	Calgary, Alberta, Canada
BANA DEFEASANCE HOLDING COMPANY LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2000-1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2000-2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2001-1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2001-PB1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2002-2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2002-PB2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2003-1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2003-2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2004-1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2004-2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2004-3 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2004-4 SB 1 LLC	Charlotte, NC

Name	Location
BANA DEFEASANCE MANAGER BACM 2004-5 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2004-6 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2005-1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2005-2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2005-3 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2005-4 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2005-5 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2005-6 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2006-4 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BOA-FUNB 2001-3 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER DORADO/ALVARADO SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECCMC 2002-2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECCMC 2002-3 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECMC 2003-C1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECMC 2003-C1 TRIZEC SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECMC 2003-C2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECMC 2004-C1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECMC 2004-C3 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECMC 2005-C1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECMC 2005-C2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER MLMT 2004-MKB1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER MLMT 2005-MKB2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER NLFC 1998-2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER NLFC 1999-1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER NLFC 1999-2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANGER BACM 2003-2 PAWTUCKET SB 1 LLC	Charlotte, NC
BANA DORADO/ALVARADO SB 1 LLC	Charlotte, NC
BANA GA Mortgage Company	Charlotte, NC
BANA GECCMC 2002-2 SB 1 LLC	Charlotte, NC
BANA GECCMC 2002-3 SB 1 LLC	Charlotte, NC
BANA GECMC 2003-C1 SB 1 LLC	Charlotte, NC
BANA GECMC 2003-C1 TRIZEC SB 1 LLC	Charlotte, NC
BANA GECMC 2003-C2 SB 1 LLC	Charlotte, NC
BANA GECMC 2004-C1 SB 1 LLC	Charlotte, NC
BANA GECMC 2004-C3 SB 1 LLC	Charlotte, NC
BANA GECMC 2005-C1 SB 1 LLC	Charlotte, NC
BANA GECMC 2005-C2 SB 1 LCL	Charlotte, NC
BANA Holding Corporation	Charlotte, NC
BANA MLMT 2004-MKB1 SB 1 LLC	Charlotte, NC
BANA MLMT 2005-MKB2 SB 1 LLC	Charlotte, NC
BANA NLFC 1998-2 SB 1 LLC	Charlotte, NC
BANA NLFC 1999-1 SB 1 LLC	Charlotte, NC
BANA NLFC 1999-2 SB 1 LLC	Charlotte, NC
BANA OR Mortgage Company	Charlotte, NC
BANA Residuals, LLC	Charlotte, NC
BANA RI Mortgage Company	Charlotte, NC
BANA Swiss Funding S.a.r.l. Limited	Luxembourg, Luxembourg
Banc of America Advisory Services, LLC	Charlotte, NC
Banc of America Agency of Nevada, Inc.	Las Vegas, NV
Banc of America Agency of Texas, Inc.	Dallas, TX
Banc of America Agency, LLC	Towson, MD
Banc of America Arena Community Development LLC	Charlotte, NC
Banc of America Bridge LLC	Charlotte, NC

Name	Location
Banc of America California Community Venture Fund, LLC	Chicago, IL
Banc of America Capital Holdings V, L.P.	Charlotte, NC
Banc of America Capital Holdings, L.P.	Charlotte, NC
Banc of America Capital Investors SBIC, L.P.	Charlotte, NC
Banc of America Capital Investors V, L.P.	Charlotte, NC
Banc of America Capital Investors, L.P.	Charlotte, NC
Banc of America Capital Management (Ireland), Limited	Dublin, Ireland
Banc of America Card Servicing Corporation	Phoenix, AZ
Banc of America CDC Special Holding Company, Inc.	Charlotte, NC
Banc of America CDE I, LLC	Baltimore, MD
Banc of America CDE II, LLC	Baltimore, MD
Banc of America CDE, LLC	Baltimore, MD
Banc of America Co-Invest Fund 2001, L.P.	Chicago, IL
Banc of America Co-Invest Fund 2002, L.P.	Chicago, IL
Banc of America Commercial Finance Corporation	Wilton, CT
Banc of America Commercial Mortgage Inc.	Charlotte, NC
Banc of America Commercial, LLC	New York, NY
Banc of America Community Development Corporation	Charlotte, NC
Banc of America Community Holdings, Inc.	Charlotte, NC
Banc of America Community Housing Investment Fund II LLC	Chicago, IL
Banc of America Community Housing Investment Fund LLC	Chicago, IL
Banc of America Consumer Card Holdings Corporation	Charlotte, NC
Banc of America Consumer Card Services, LLC	Charlotte, NC
Banc of America Development, Inc.	Charlotte, NC
Banc of America Dutch Auction Preferred Corporation	Charlotte, NC
Banc of America E-Commerce Holdings, Inc.	Charlotte, NC
Banc of America Energy & Power Facilities Leasing I, Inc.	San Francisco, CA
Banc of America Financial Products, Inc.	Chicago, IL
Banc of America FSC Holdings, Inc.	San Francisco, CA
Banc of America Funding Corporation	Charlotte, NC
Banc of America Funding LLC	Charlotte, NC
Banc of America Historic Capital Assets LLC	Charlotte, NC
Banc of America Historic Investments Partnership	Concord, CA
Banc of America Historic New Ventures, LLC	Baltimore, MD
Banc of America Historic Ventures, LLC	Charlotte, NC
Banc of America HTC Investments LLC	Boston, MA
Banc of America Insurance Group, Inc.	Charlotte, NC
Banc of America Insurance Services, Inc.	Baltimore, MD
Banc of America Investment Advisors, Inc.	Boston, MA
Banc of America Investment Leasing Co., Ltd.	Tokyo, Japan
Banc of America Investment Services, Inc.	Boston, MA
Banc of America Large Loan, Inc.	Dover, DE
Banc of America Leasing & Capital, LLC	San Francisco, CA
Banc of America Leasing Ireland Co., Limited	Dublin, Ireland
Banc of America Management Corporation	Charlotte, NC
Banc of America Management LLC I	Chicago, IL
Banc of America Management LLC III	Chicago, IL
Banc of America Middle Market Funding LLC	Charlotte, NC
Banc of America Mortgage Capital Corporation	Charlotte, NC
Banc of America Mortgage Securities, Inc.	Charlotte, NC
Banc of America Neighborhood Services Corporation	Charlotte, NC
Banc of America Practice Solutions, Inc.	Columbus, OH
Banc of America Preferred Funding Corporation	Charlotte, NC
Banc of America Private Placement Funding Group LLC	Charlotte, NC
Banc of America Public and Institutional Financial Funding, LLC	San Francisco, CA
Banc of America Public Capital Corp	Charlotte, NC

Name	Location
Banc of America Securities (India) Private Limited	Mumbai, India
Banc of America Securities Asia Limited	Hong Kong, PRC
Banc of America Securities Canada Co.	Halifax, Nova Scotia
Banc of America Securities Canada Holding Corp.	Charlotte, NC
Banc of America Securities Holdings Corporation	Charlotte, NC
Banc of America Securities Limited	London, U.K.
Banc of America Securities LLC	New York, NY
Banc of America Securities, Casa de Bolsa, S.A. de C.V., Grupo Financiero Bank of America	Mexico City, Mexico
Banc of America Securities-Japan, Inc.	Tokyo, Japan
Banc of America Securitization Holding Corporation	Charlotte, NC
Banc of America Specialist, Inc.	New York, NY
Banc of America Strategic Investments Corporation	Charlotte, NC
Banc of America Strategic Investments LLC	Charlotte, NC
Banc of America Strategic Ventures, Inc.	Charlotte, NC
Banc of America Structured Notes, Inc.	Charlotte, NC
BancAmerica Capital Holdings II, L.P.	Chicago, IL
BancAmerica Capital Investors II, L.P.	Chicago, IL
BancAmerica Capital Investors SBIC II, L.P.	Chicago, IL
BancAmerica Coinvest Fund 2000, L.P.	Chicago, IL
BancBoston Aircraft Leasing Inc.	Boston, MA
BancBoston Capital Co-Investment Partners (2000) LP	Boston, MA
BancBoston Capital Co-Investment Partners (2001) LP	Boston, MA
BancBoston Capital Holdings Limited	London, U.K.
BancBoston Capital ICP Partners 2 LP	Boston, MA
BancBoston Capital ICP Partners 3 LP	Boston, MA
BancBoston Capital ICP Partners 3-A L.P.	Boston, MA
BancBoston Capital ICP Partners LP	Boston, MA
BancBoston Capital Money Markets Limited	London, U.K.
BancBoston Capital Private Equity Partners LP	Boston, MA
BancBoston Capital, Inc.	Boston, MA
BancBoston Insurance Agency of Rhode Island, Inc.	Pascoag, RI
BancBoston Investments Inc.	Boston, MA
BancBoston Investments Microservice Holdings Inc.	George Town, Grand Cayman, Cayman Is.
BancBoston Leasing Services Inc.	Boston, MA
BancBoston Real Estate Capital Corporation	Boston, MA
BancBoston Securities International Limited	London, U.K.
BancBoston Ventures Inc.	Boston, MA
Banco Merrill Lynch de Investimentos S.A.	Sao Paulo, Brazil
Banco Santander, S.A.	Mexico City, Mexico
Banco Santander, S.A. Fideicomiso 100740	Mexico City, Mexico
Banco Santander, S.A. Fideicomiso GFSSLPT	Mexico City, Mexico
Bank of America (Hawaii) Insurance Agency, Inc.	Honolulu, HI
Bank of America (Jersey) Limited	St. Helier, Jersey, Channel Islands
Bank of America Auto Receivables Securitization, LLC	Charlotte, NC
Bank of America Brasil Holdings Ltda.	Sao Paulo, Brazil
Bank of America California, National Association	San Francisco, CA
Bank of America Canada	Toronto, Ontario, Canada
Bank of America Canada Specialty Group Ltd.	Mississauga, Ontario, Canada
Bank of America Capital Advisors LLC	Chicago, IL
Bank of America Capital Corporation	Chicago, IL
Bank of America Charitable Foundation, Inc., The	Charlotte, NC
Bank of America Corporation	Charlotte, NC
Bank of America Healthcare Limited	London, U.K.
Bank of America Malaysia Berhad	Kuala Lumpur, Malaysia

Name	Location
Bank of America Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero Bank of America	Mexico City, Mexico
Bank of America Mortgage Securities, Inc.	Charlotte, NC
Bank of America Oregon, National Association	Portland, OR
Bank of America Overseas Corporation	Charlotte, NC
Bank of America Reinsurance Corporation	Burlington, VT
Bank of America Representacoes Ltda.	Sao Paulo, Brazil
Bank of America Rhode Island, National Association	Providence, RI
Bank of America Securitization Investment Trust LLC	Wilmington, DE
Bank of America Singapore Limited	Singapore, Singapore
Bank of America Trust and Banking Corporation (Bahamas) Limited	Nassau, Bahamas
Bank of America Trust and Banking Corporation (Cayman) Limited	George Town, Grand Cayman, Cayman Is.
Bank of America Ventures	Foster City, CA
Bank of America, National Association	Charlotte, NC
BankAmerica Acceptance Corp.	Jacksonville, FL
BankAmerica Capital I	Charlotte, NC
BankAmerica Capital II	Charlotte, NC
BankAmerica Capital III	Charlotte, NC
BankAmerica Capital IV	Charlotte, NC
BankAmerica Institutional Capital A	San Francisco, CA
BankAmerica Institutional Capital B	San Francisco, CA
BankAmerica International Financial Corporation	San Francisco, CA
BankAmerica International Investment Corporation	Chicago, IL
BankAmerica Investment Corporation	Chicago, IL
BankAmerica Nominees (1993) Pte Ltd.	Singapore, Singapore
BankAmerica Nominees (Hong Kong) Ltd.	Hong Kong, PRC
BankAmerica Nominees (Singapore) Pte. Ltd.	Singapore, Singapore
BankAmerica Nominees Limited (London)	London, U.K.
BankAmerica Realty Finance, Inc.	Los Angeles, CA
BankAmerica Realty Services, Inc.	San Francisco, CA
BankAmerica Special Assets Corporation	San Francisco, CA
BankBoston Administracao S/A	Sao Paulo, Brazil
BankBoston Capital Trust I	Boston, MA
BankBoston Capital Trust II	Boston, MA
BankBoston Capital Trust III	Boston, MA
BankBoston Capital Trust IV	Boston, MA
BankBoston Co-Investment Partners (1998) L.P.	Boston, MA
BankBoston Co-Investment Partners (1999) L.P.	Boston, MA
BankBoston International Leasing LLC	Providence, RI
Bankers Insurance Company, Ltd.	Hamilton, Bermuda
BAPCC II, LLC	San Francisco, CA
Bardin Road Ventures Inc.	New York, NY
Barnett Capital I	Jacksonville, FL
Barnett Capital II	Jacksonville, FL
Barnett Capital III	Jacksonville, FL
BAS Capital Funding Corporation	Chicago, IL
BAS Oak Management, LLC	San Francisco, CA
BAS Oak X, LLC	San Francisco, CA
BAS Securitization LLC	Charlotte, NC
BAS/SOFI Management, LLC	New York, NY
BAS/SOFI VI, LLC	New York, NY
BASCFC-Maxcom Holdings I, LLC	Chicago, IL
Battersea Limited	George Town, Grand Cayman, Cayman Is.
Battle River Terminals ULC	Calgary, Alberta, Canada
BAVP, LP	Foster City, CA
Bay 2 Bay Leasing LLC	San Francisco, CA

Name	Location
Bay Area Credit Services, LLC	New York, NY
BayBanks Mortgage Corp.	Boston, MA
BBC Co-Investment Partners (1998) LP	Boston, MA
BBI Management Co. LLC	Boston, MA
BBI Switch LP	Boston, MA
BBV Management Co. LLC	Boston, MA
BBV Switch LP	Boston, MA
Beemster Bay B.V.	Amsterdam, The Netherlands
BEG Nominees (Paroc) Carried Interest Partnership, L.P.	Chicago, IL
Ben Franklin/Progress Capital Fund LP	Blue Bell, PA
Benson Nominees Limited	London, U.K.
Berendon LLC	New York, NY
Berndale Securities Limited	Melbourne, Victoria, Australia
Bighorn Investments Limited	George Town, Grand Cayman, Cayman Is.
Birchwood Funding LLC	Charlotte, NC
BIRMSON, L.L.C.	Wilton, CT
BJCC, Inc.	Wilton, CT
BKB Foreign Sales Corporation	Christiansted, St.Thomas, U.S. V.I.
Black Mountain Funding LLC	Charlotte, NC
Blackwood Run Trading LLC	Charlotte, NC
Blazer (Cayman) Limited	George Town, Grand Cayman, Cayman Is.
Blue Finn Holdings Limited	George Town, Grand Cayman, Cayman Is.
Blue Ridge Investments, L.L.C.	Charlotte, NC
Bluejay LLC	New York, NY
Bluestar Holdings Limited	George Town, Grand Cayman, Cayman Is.
BN Corp Empreendimentos Imobiliarios S.A.	Sao Paulo, Brazil
BNI Esmeralda Desenvolvimento Imobiliario Ltda	Sao Paulo, Brazil
BNI Mediterraneo Desenvolvimento Imobiliario Ltda	Sao Paulo, Brazil
BNI Onix Desenvolvimento Imobiliario Ltda.	Sao Paulo, Brazil
BNI Quartzo Desenvolvimento Imobilißrios Ltda.	Sao Paulo, Brazil
BNI Turmalina Desenvolvimento Imobiliario Ltda	Sao Paulo, Brazil
BoA Internationaal Krediet B.V.	Amsterdam, The Netherlands
BoA Lending L.L.P.	Charlotte, NC
BoA Nederland Krediet Cooperatieve U.A.	Amsterdam, The Netherlands
BoA Netherlands Cooperatieve U.A.	Amsterdam, The Netherlands
BoA Trustee Services Limited	London, U.K.
BOA/Mermart Joint Venture	San Diego, CA
Boatmen’s Insurance Agency, Inc.	St. Louis, MO
Bodiam Hill Limited	London, U.K.
BofA AF Holding Limited	George Town, Grand Cayman, Cayman Is.
BofA Commodities, Inc.	New York, NY
Bond Products Depositor LLC	Charlotte, NC
Bonifazius Mortgage Investments LLC	Wilmington, DE
Bonifazius Property BV	Amsterdam, The Netherlands
Boston Advisors, Inc.	New York, NY
Boston Asesores de Seguros, S.A.	Buenos Aires, Argentina
Boston Centros de Inversion S.A.	Buenos Aires, Argentina
Boston International Holdings Corporation	Boston, MA
Boston Latin America Finance Company	George Town, Grand Cayman, Cayman Is.
Boston Negocios e Participacoes Ltda.	Sao Paulo, Brazil
Boston Overseas Financial Corporation	Boston, MA
Boston Overseas Financial Corporation S.A.	Buenos Aires, Argentina
Boston Overseas Holding Corporation	Boston, MA
Boston Overseas Private Equity LLC	Boston, MA

Name	Location
Boston Securities S.A. Sociedad de Bolsa	Buenos Aires, Argentina
Boston World Holding Corporation	Boston, MA
Bovard Management LLC	Charlotte, NC
Bracebridge Corporation	Wilmington, DE
Bratislava Investment Company s.r.o.	Bratislava, Slovakia
Brazil Real Estate Holdings Empreendimentos Ltda.	Sao Paulo, Brazil
Brazilian Real Estate Partners I Investimentos Imobiliarios Ltda.	Sao Paulo, Brazil
BRCK Holdings I AB	Stockholm, Sweden
BRCK Holdings II AB	Stockholm, Sweden
Breakspear Park Management Ltd	St. Helier, Jersey, Channel Islands
Breakspear Park Unit Trust	St. Helier, Jersey, Channel Islands
Breckenridge Investments Limited	London, U.K.
BREP DHZ I Empreendimentos Imobiliarios Ltda.	Sao Paulo, Brazil
Bridgeport Phase I Tenant LLC	New York, NY
Bridger Holdings LLC	Mill Valley, CA
Bridgewater Bay Limited Liability Partnership	London, U.K.
Brigibus Limited	London, U.K.
Bristol Pines Limited Partnership	Washington, DC
Bristol Pines Manager LLC	Baltimore, MD
Broadcort Corporation	New York, NY
Brockman Investments LLC	Charlotte, NC
BRV Capital II Ltda	George Town, Grand Cayman, Cayman Is.
BTAC V L.L.C.	New York, NY
BTV, LLC	Atlanta, GA
Bulfinch Indemnity Company, Ltd.	Boston, MA
Bullseye Global Real Estate Partners LP	New York, NY
Bullseye Holdco I LLC	New York, NY
Bullseye Holdco II LLC	New York, NY
Bullseye Real Estate Advisors LLC	New York, NY
Bullseye Real Estate Associates LP	New York, NY
Business Lenders, LLC	New York, NY
C&S Premises-SPE, Inc.	Charlotte, NC
Cabernet I, LLC	New York, NY
Cabot Investments	London, U.K.
Caledonia Trading LLC	Charlotte, NC
Calnevari Holdings, Inc.	Charlotte, NC
CalSTRS/Banc of America Capital Access Fund III, LLC	Chicago, IL
CalSTRS/Banc of America Capital Access Fund, LLC	Chicago, IL
Calvada Lane Pty Limited	Charlotte, NC
Cannon Finance Pty Ltd	Sydney, NSW, Australia
Canyon Station Investments GP	Charlotte, NC
CAP, Inc.	New York, NY
Capacitor, LLC	Las Vegas, NV
Carlow Holdings Trust	Dublin, Ireland
Carlton Court CDC, Inc.	Dallas, TX
Carolina Investments Limited	London, U.K.
Carrara Lane Pty Limited	Charlotte, NC
Carringgate Limited	London, U.K.
Casa de Bolsa Santander, S.A. de C.V.	Mexico City, Mexico
Caswell Park, Inc.	Charlotte, NC
Catherine III, LLC	New York, NY
CB Securities Holdings 1, Inc.	Thousand Oaks, CA
CB Securities Holdings 2, Inc.	Thousand Oaks, CA
CBT Realty Corporation	Providence, RI

Name	Location
Centerpoint Development LLC	Baltimore, MD
Centerpoint Theater LLC	Baltimore, MD
Central Park Development Group, LLC	Tampa, FL
CFC International Capital Markets, Limited	London, U.K.
CFC International Mauritius Limited	Port Louis, Mauritius
CH MLOX Pleiades 3	Tokyo, Japan
Champion Hills Funding LLC	Charlotte, NC
Charlotte Gateway Village, LLC	Charlotte, NC
Charlotte Transit Center, Inc.	Charlotte, NC
Cherry Park LLC	Charlotte, NC
Chester Property & Services Limited	Chester, England
Chetwynd Nominees Limited	London, U.K.
CHL Transfer Corp.	Calabasas, CA
Church Street Housing Partners I, LLC	Orlando, FL
Church Street Retail Partners I, LLC	Orlando, FL
Circulos OCA S.A.	Montevideo, Uruguay
City Hall Lofts, L.P.	Kansas City, MO
Citygate Nominees Limited	London, U.K.
CIVC Partners Fund, L.P.	Chicago, IL
CIVC Partners Fund, LLC	Chicago, IL
Clark Street Redevelopment Corporation	St. Louis, MO
Clipper Mill Federal LLC	Baltimore, MD
CM REO S1 LLC	New York, NY
CNBC Leasing LLC	Chicago, IL
Cold Feet, L.L.C.	Chicago, IL
Colonial Funding LLC	Charlotte, NC
Columbia Diversified Alpha Fund (Master), Ltd.	George Town, Grand Cayman, Cayman Is.
Columbia Diversified Alpha Fund, LP	New York, NY
Columbia Management Advisors, LLC	Boston, MA
Columbia Management Distributors, Inc.	Boston, MA
Columbia Management Financial Services, LLC	Boston, MA
Columbia Management Group, LLC	Boston, MA
Columbia Management Pte. Ltd.	Singapore, Singapore
Columbia Management Services, Inc.	Boston, MA
Columbia Research Market Neutral (Master), Ltd.	George Town, Grand Cayman, Cayman Is.
Columbia Research Market Neutral, L.P.	Boston, MA
Columbia Select Large Cap Growth Fund, Variable Series	Boston, MA
Columbia Select Opportunities Fund, Variable Series	Boston, MA
Columbia Senior Residences at Edgewood, L.P.	Atlanta, GA
Columbia Value and Restructuring Fund, Variable Series	Boston, MA
Columbia Wanger Asset Management, L.P.	Chicago, IL
Columbus Bay Limited	George Town, Grand Cayman, Cayman Is.
Columbus Square II LLC	St. Louis, MO
Columbus Square LLC	Kansas City, MO
Compton Hill Limited	London, U.K.
Concert Funding Number 1 Limited	London, U.K.
Concert Mortgages Holdings Limited	London, U.K.
Concert Mortgages Limited	London, U.K.
Continental Finanziaria S.P.A.	Milan, Italy
Continental Illinois Venture Corporation	Chicago, IL
Continental Servicios Corporativos, S.A. de C.V.	Mexico City, Mexico
Conversus Asset Management, LLC	Chicago, IL
Coral Hill LLC	Charlotte, NC
Corfe Hill Limited	London, U.K.

Name	Location
Corporate Leasing Facilities Limited	London, U.K.
Corporate Properties Services, Inc.	Wilmington, DE
Cortlandt Realty Associates I, L.P.	New York, NY
Countryside SA Holdings, LP	Dallas, TX
Countrywide Alternative Asset Management Inc.	Calabasas, CA
Countrywide Alternative Investments Inc.	Calabasas, CA
Countrywide Asset Management Corp.	Calabasas, CA
Countrywide Bank, FSB	Alexandria, VA
Countrywide Capital I	Calabasas, CA
Countrywide Capital II	Calabasas, CA
Countrywide Capital III	Calabasas, CA
Countrywide Capital IV	Calabasas, CA
Countrywide Capital IX	Calabasas, CA
Countrywide Capital Markets Asia (HK) Limited	Hong Kong, PRC
Countrywide Capital Markets Asia Ltd.	George Town, Grand Cayman, Cayman Is.
Countrywide Capital Markets, LLC	Calabasas, CA
Countrywide Capital V	Calabasas, CA
Countrywide Capital VI	Calabasas, CA
Countrywide Capital VII	Calabasas, CA
Countrywide Capital VIII	Calabasas, CA
Countrywide Commercial Administration LLC	Calabasas, CA
Countrywide Commercial JPI LLC	Calabasas, CA
Countrywide Commercial Mortgage Capital, Inc.	Calabasas, CA
Countrywide Commercial Real Estate Finance, Inc.	Calabasas, CA
Countrywide Derivative Products, Inc.	Calabasas, CA
Countrywide Field Services Corporation	Simi Valley, CA
Countrywide Financial Corporation	Calabasas, CA
Countrywide Foundation, The	Calabasas, CA
Countrywide GP, LLC	Calabasas, CA
Countrywide Hillcrest I, Inc.	Calabasas, CA
Countrywide Home Loans of Minnesota, Inc.	Eden Prairie, MN
Countrywide Home Loans of Tennessee, Inc.	Brentwood, TN
Countrywide Home Loans of Texas, Inc.	Calabasas, CA
Countrywide Home Loans Servicing LP	Plano, TX
Countrywide Home Loans, Inc.	Calabasas, CA
Countrywide Insurance Services of Texas, Inc.	Plano, TX
Countrywide Insurance Services, Inc.	Simi Valley, CA
Countrywide International Consulting Services, LLC	Calabasas, CA
Countrywide International GP Holdings, LLC	Calabasas, CA
Countrywide International Holdings, Inc.	Calabasas, CA
Countrywide International Technology Holdings Limited	St. Peter Port, Guernsey, Channel Islands
Countrywide JV Technology Holdings Limited	St. Peter Port, Guernsey, Channel Islands
Countrywide KB Home Loans, LLC	Plano, TX
Countrywide LFT LLC	Calabasas, CA
Countrywide LP, LLC	Calabasas, CA
Countrywide Management Corporation	Calabasas, CA
Countrywide Mortgage Ventures, LLC	Calabasas Hills, CA
Countrywide Portfolio Accounting Services Inc.	Calabasas, CA
Countrywide Securities Corporation	Calabasas, CA
Countrywide Servicing Exchange	Calabasas, CA
Countrywide Sunfish Management LLC	Calabasas, CA
Countrywide Tax Services Corporation	Simi Valley, CA
Countrywide Warehouse Lending	Calabasas, CA
Covation LLC	Atlanta, GA

Name	Location
Coventry Village Apartments, Inc.	Nashville, TN
CP Development Group 2, LLC	Tampa, FL
CP Development Group 3, LLC	Tampa, FL
CPI Ballpark Investments Ltd.	Port Louis, Mauritius
Credit Opportunities Funding, Inc.	Miami, FL
CREDO Trust	Hamilton, Bermuda
Crockett Funding II, Inc.	Charlotte, NC
Crockett Funding LLC	Charlotte, NC
Cross Creek Funding LLC	Charlotte, NC
Crown Point Investments LP	Las Vegas, NV
CSC Associates, L.P.	Marietta, GA
CSC Futures Inc.	Calabasas, CA
CSF Holdings, Inc.	Tampa, FL
CTC Real Estate Services	Simi Valley, CA
Cupples Development, L.L.C.	St. Louis, MO
Cupples Garage, L.L.C.	St. Louis, MO
Currency Partners LLC	New York, NY
Currency Partners Sub-Fund I LLC	New York, NY
CW (UK) Services Limited	Dartford, United Kingdom
CW Insurance Group, LLC	Irvine, CA
CW Securities Holdings, Inc.	Calabasas, CA
CW TechSolutions Limited	Dartford, United Kingdom
CW UKTechnology Limited	Dartford, United Kingdom
CWABS II, Inc.	Calabasas, CA
CWABS, Inc.	Calabasas, CA
CWALT, Inc.	Calabasas, CA
CWB Community Assets, Inc.	Thousand Oaks, CA
CWB Mortgage Ventures, LLC	Thousand Oaks, CA
CWB Venture Management Corporation	Thousand Oaks, CA
CWHEQ, Inc.	Calabasas, CA
CWIBH, Inc.	Calabasas, CA
CWMBS II, Inc.	Calabasas, CA
CWMBS, Inc.	Calabasas, CA
CWRBS, Inc.	Calabasas, CA
Cypress Point Trading LLC	Charlotte, NC
Cypress Tree CLAIF Funding LLC	Charlotte, NC
D8 Park Sarl	Luxembourg, Luxembourg
Dacion Corp.	New York, NY
Daffodil Partnership	New York, NY
Dalespring Corporation	Baltimore, MD
Danube 2 S.ar.l	Strassen, Luxembourg
Danube JointCo S.ar.l.	Strassen, Luxembourg
Dartmouth Holdings Limited	Hong Kong, Hong Kong
Davidson Partners Limited	Toronto, Ontario, Canada
Debt Clear Recoveries & Investigations Limited	Manchester, United Kingdom
December 2000 U.S. Partnership	New York, NY
Destination Hotels International Co., Ltd.	Hong Kong, Hong Kong
Destination Hotels International Ltd.	Bangkok, Thailand
Destination Properties (Cha-Am) Co., Ltd.	Bangkok, Thailand
Destination Properties (Eastern Seaboard) Co., Ltd.	Bangkok, Thailand
DFO Partnership	San Francisco, CA
Diamond Springs Trading LLC	Charlotte, NC
DirectNet Insurance Agency, Inc.	Simi Valley, CA
Diversified Global Futures Fund LLC	New York, NY

Name	Location
Diversified Global Markets Fund Ltd.	New York, NY
Dollis Hill Limited	London, U.K.
Dom Immobilien 11/12/13/25 GmbH	Starnberg, Germany
Dom Immobilien 14 GmbH	Starnberg, Germany
Dom Immobilien 15 GmbH	Nordrhein-Westfalen & Hessen, Germany
Dom Immobilien 19/28 GmbH	Nordrhein-Westfalen & Hessen, Germany
Dom Immobilien 23 GmbH	Bayern, Germany
Dom Immobilien 4/6/7 GmbH	Berlin, Germany
Dom Immobilien 9/30 GmbH	Berlin, Germany
Dorton B.V.	Amsterdam, The Netherlands
Double ABS Co., Ltd.	Seoul, Korea
Doublon Holdings S.a.r.l.	Luxembourg, Luxembourg
Doublon Property S.a.r.l.	Luxembourg, Luxembourg
Dover Mortgage Capital 2005-A Corporation	Charlotte, NC
Dover Mortgage Capital Corporation	Charlotte, NC
Dover Two Mortgage Capital 2005-A Corporation	Charlotte, NC
Dover Two Mortgage Capital Corporation	Charlotte, NC
DSP Merrill Lynch Capital Limited	Mumbai, India
DSP Merrill Lynch Limited	Mumbai, India
DSP Merrill Lynch Securities Trading Limited	Mumbai, India
DSP Merrill Lynch Trust Services Limited	Mumbai, India
Dunes Funding LLC	Charlotte, NC
Eagle Corporation, The	Boston, MA
Eagle Investments S.A., The	Montevideo, Uruguay
Eaglewood Apartments, LLC	Tampa, FL
Eaglewood Course Development, LLC	Tampa, FL
Eban Incorporated	Dallas, TX
Eban Village I, Ltd.	Dallas, TX
Eban Village II, Ltd.	Dallas, TX
Echo Canyon Park LLC	Charlotte, NC
Ecolife Ambar Empreendimentos Imobiliarios S.A.	Sao Paulo, Brazil
Ecolife Bueno Empreendimentos Imbilißrios Ltda.B1229	Sao Paulo, Brazil
Ecolife Campo Grande Empreendimentos Imobilißrios Ltda.	Sao Paulo, Brazil
Ecolife Cristal Empreendimentos Imobilißrios S.A.	Sao Paulo, Brazil
Ecolife Jade Empreendimentos Imobiliarios S.A.	Sao Paulo, Brazil
Ecolife Jalisco Empreendimentos Imobilißrios S.A.	Sao Paulo, Brazil
Ecolife Jardim California Empreendimentos Imobilißrios S.A.	Sao Paulo, Brazil
Ecolife Jaspe Empreendimentos Imobiliarios S.A.	Sao Paulo, Brazil
Ecolife Lagoa Taquaral Empreendimentos Imobiliarios S.A.	Sao Paulo, Brazil
Ecolife Lapis-Lazuli Empreendimentos Imobiliarios S.A.	Sao Paulo, Brazil
Ecolife Marfim Empreendimentos Imobiliarios S.A.	Sao Paulo, Brazil
Ecolife Morumbi Empreendimentos Imobilißrios S.A.	Sao Paulo, Brazil
Ecolife Perola Empreendimentos Imobiliarios S.A.	Sao Paulo, Brazil
Ecolife Petropolis Empreendimentos Imobiliarios S.A.	Sao Paulo, Brazil
Ecolife Rubelita Empreendimentos Imobiliarios S.A.	Sao Paulo, Brazil
Ecolife Tatuape Empreendimentos Imobiliarios S.A.	Sao Paulo, Brazil
Ecolife Tres Rios Empreendimentos Imobilißrios S.A.	Sao Paulo, Brazil
Ecolife Turmalinas Empreendimentos Imobiliarios S.A.	Sao Paulo, Brazil
Ecolife Vergueiro Empreendimentos Imobilißrios S.A.	Sao Paulo, Brazil
Ecolife Vila Maria Empreendimentos Imobiliarios S.A.	Sao Paulo, Brazil
Ecolife Vila Nova Cachoeirinha Empreendimentos Imobilißrios S.A.	Sao Paulo, Brazil
Ecolife Vila Sonia Empreendimentos Imobilißrios S.A.	Sao Paulo, Brazil
Ecoone Basileia Empreendimentos Imobilißrios Ltda.	Sao Paulo, Brazil
ECOPAR—Ecoesfera Participações S.A.	Sao Paulo, Brazil

Name	Location
Ecoway Carrao Empreendimentos Imobilißrios S.A.	Sao Paulo, Brazil
Ecoway Mapendi Empreendimentos Imobilißrios Ltda.	Sao Paulo, Brazil
Edgewood Partners, LLC	Atlanta, GA
Edificaciones Arendonk, S.L.	Madrid, Spain
Edward IV, LLC	New York, NY
Effinity Financial Corporation	Alexandria, VA
EFP (Cayman) Funding 2006-1 Limited	George Town, Grand Cayman, Cayman Is.
EFP (Cayman) Funding 2006-2 Limited	George Town, Grand Cayman, Cayman Is.
EFP (Cayman) Funding 2006-3 Limited	George Town, Grand Cayman, Cayman Is.
EFP (Cayman) Funding I Limited	George Town, Grand Cayman, Cayman Is.
EFP (Cayman) Funding II Limited	George Town, Grand Cayman, Cayman Is.
EFP (Hong Kong) Funding 2006-1 Partnership	Hong Kong, SAR
EFP (Hong Kong) Funding 2006-2 Partnership	Hong Kong, SAR
EFP (Hong Kong) Funding I Limited	Hong Kong, SAR
EFP (Hong Kong) Funding II Partnership	Hong Kong, SAR
EFP Netherlands Investment II, V.O.F.	Amsterdam, The Netherlands
EFP Netherlands Investment, B.V.	Amsterdam, The Netherlands
Egan Crest Investments, LLC	Charlotte, NC
EGB Podstawowy Niestandaryzowany Sekurytyzacyjny Fundusz Inwestycyjny	Warsaw, Poland
EGB-Skarbiec Bis Powizany Fundusz Inwestycyjny Zamknity	Warsaw, Poland
EGB-Skarbiec Powizany Fundusz Inwestycyjny Zamknity	Warsaw, Poland
Eight Star Investments, L.L.C.	Kansas City, MO
Electra Leasing LLC	Boston, MA
ELHV Inc.	New York, NY
Elizabeth VI, LLC	New York, NY
Elmfield Investments Limited	London, U.K.
Elmsleigh Funding, Ltd.	George Town, Grand Cayman, Cayman Is.
ELT Ltd.	Charlotte, NC
EM Government Bond Investments LP	New York, NY
EM Structured Investments GmbH	Frankfurt, Germany
EM Structured Investments S. de R.L. de C.V.	New York, NY
EM Structured Investments, LLC	New York, NY
Empatheia II LLC	New York, NY
ENB Realty Co., Inc.	Chicago, IL
Endeavour, LLC	Babylon, NY
Enhanced P-2 Partnership	New York, NY
Enhanced Trust 1998 Series B	New York, NY
Enhanced Trust 1998 Series P-1	New York, NY
Enhanced Trust Series 2000-1	New York, NY
Enhanced Trust Series 2000-2	New York, NY
Enhanced Trust Series 2001-1	New York, NY
Enhanced Trust Series 2002-2	New York, NY
Enhanced Trust Series 2003-A	New York, NY
Enhanced Trust Series 2003-C	New York, NY
Enhanced Trust Series 2003-D	New York, NY
eoTek, LLC	Evergreen, CO
EQCC Asset Backed Corporation	Las Vegas, NV
EQCC Receivables Corporation	Las Vegas, NV
EquiCredit Corporation of America	Jacksonville, FL
Equity Analytics, LLC	Scottsdale, AZ
Equity Finance Delaware, LLC	New York, NY
Equity Margins Ltd.	Melbourne, Victoria, Australia
Equity Margins Nominees Limited	Melbourne, Victoria, Australia

Name	Location
Equity/Protect Reinsurance Company	Jacksonville, FL
Escoesfera Participacoes S.A.	Sao Paulo, Brazil
Europa D8 Park Sarl	Luxembourg, Luxembourg
Europe Card Services General Partner Limited	Grand Cayman, Cayman Islands
Europe Card Services Partners (Scotland) LP	Edinburgh, Scotland
Everest Funding LLC	Charlotte, NC
Excelsior Buyout Management, LLC	Stamford, CT
Excelsior Buyout Partners, LLC	Stamford, CT
F. R. Holdings, Inc.	San Francisco, CA
Fairfield Nominees Ltd.	George Town, Grand Cayman, Cayman Is.
Fallon Lane II, Inc.	Charlotte, NC
Fallon Lane LLC	Charlotte, NC
FAM Distributors, Inc.	Plainsboro, NJ
FBB Co., Ltd.	Tokyo, Japan
FBD Co., Ltd.	Tokyo, Japan
FBF Insurance Agency, Inc.	Avon, MA
FBO Ventures, LLC	New York, NY
FCA Company, LLC	Providence, RI
FCP ML Global Umbrella	Paris, France
FCP ML Euro FEVR	Paris, France
FDS Financial Data Services Limited	Dublin, Ireland
Federal Street Investments S.A.	Montevideo, Uruguay
Federal Street Shipping LLC	Boston, MA
Fernhill Holding, Inc.	San Francisco, CA
Ferrybridge Investments Limited	London, U.K.
FF Mortgage Corporation	New York, NY
FFG Property Holding Corp.	Providence, RI
FHA Company, LLC	Providence, RI
FIA (Gibraltar) Holdings Limited	Gibraltar, Gibraltar
FIA (Gibraltar) SLP Holdings Limited	Gibraltar, Gibraltar
FIA Card Services, National Association	Wilmington, DE
FIA Funding Luxembourg Limited	Luxembourg, Luxembourg
FIA Holdings S.a.r.l.	Luxembourg, Luxembourg
FIA Holdings, LP	Edinburgh, Scotland
FIA Swiss Funding Limited	Luxembourg, Luxembourg
Fideicomiso GSSLPT	Mexico City, Mexico
Fiduciary Services (UK) Limited	London, U.K.
Fiduciary Services Ltd.	George Town, Grand Cayman, Cayman Is.
FIM Funding, Inc.	Boston, MA
Financial Centre Insurance Agency, Inc.	Boston, MA
Financial Data Services, Inc.	Jacksonville, FL
Financial ServiceSolutions Information Systems, LLC	Charlotte, NC
Financial ServiceSolutions, LLC	Charlotte, NC
Financial Stocks US MAP Fund Ltd.	London, U.K.
Finch Funding LLC	Charlotte, NC
Finsbury Square Limited Partnership	Washington, DC
Finsbury Square Manager LLC	Washington, DC
First 165 Properties Corp.	New York, NY
First Bank of Pinellas County Land Corporation	Tampa, FL
First Capital Corporation of Boston	Boston, MA
First Franklin Financial Corporation	San Jose, CA
First Permanent Financial Services Pty Ltd	Sydney, Australia
First Permanent Securities Limited	Sydney, Australia
First Permanent Securities Mortgage Warehouse Trust 2000-1	Sydney, Australia

Name	Location
First Permanent Super Prime RMBS Trust 2006-1	Sydney, Australia
First Republic Investment Management, Inc.	San Francisco, CA
First Republic Preferred Capital Corporation	San Francisco, CA
First Republic Preferred Capital Corporation II	San Francisco, CA
First Republic Securities Company, LLC	San Francisco, CA
First Republic Wealth Advisors, LLC	San Francisco, CA
Firstval Properties, Inc.	Bethlehem, PA
Five Dollars a Day, LLC	San Francisco, CA
Flat Rock Funding LLC	Charlotte, NC
Fleet Canada Square Limited	London, U.K.
Fleet Capital International, Inc.	Providence, RI
Fleet Capital Trust II	Boston, MA
Fleet Capital Trust IX	Boston, MA
Fleet Capital Trust V	Boston, MA
Fleet Capital Trust VII	Boston, MA
Fleet Capital Trust VIII	Boston, MA
Fleet Center Associates	Providence, RI
Fleet Clearing Corporation	New York, NY
Fleet Commercial Loan Funding LLC	Boston, MA
Fleet Commercial Loan Master LLC	Boston, MA
Fleet Community Development Corporation	Providence, RI
Fleet Credit Card Holdings, Inc.	Providence, RI
Fleet Credit Card Services L.P.	Providence, RI
Fleet Development Ventures L.L.C.	Boston, MA
Fleet Equity Partners V, L.P.	Providence, RI
Fleet Equity Partners VI, L.P.	Providence, RI
Fleet Equity Partners VII, L.P.	Providence, RI
Fleet Finance, Inc.	Providence, RI
Fleet Financial Corporation	Providence, RI
Fleet Financial Pennsylvania Corp.	Bala Cynwyd, PA
Fleet Fund Investors, LLC	Providence, RI
Fleet Growth Resources II, Inc.	Providence, RI
Fleet Growth Resources III, Inc.	Providence, RI
Fleet Growth Resources IV, Inc.	Providence, RI
Fleet Growth Resources, Inc.	Charlotte, NC
Fleet Historic Associates	Providence, RI
Fleet Home Equity Loan Trust 2001-1	Wilmington, DE
Fleet Home Equity Loan, LLC	Boston, MA
Fleet Insurance Agency (NJ), Inc.	Clinton, NJ
Fleet Insurance Agency Corp.—Connecticut	Chester, CT
Fleet Insurance Agency Corp.—New York	Castleton on Hudson, NY
Fleet Insurance Agency Corporation	Boston, MA
Fleet Insurance Company	Horsham, PA
Fleet International Advisors S.A.	Montevideo, Uruguay
Fleet Land Company	Providence, RI
Fleet Life Insurance Company	Horsham, PA
Fleet NJ Community Development Corp.	Hartford, CT
Fleet Overseas Asset Management, Inc.	Boston, MA
Fleet Pennsylvania Services Inc.	Scranton, PA
Fleet Property Company	Providence, RI
Fleet Retail Group, LLC	Boston, MA
Fleet Venture Partners I	Providence, RI
Fleet Venture Partners III	Providence, RI
Fleet Venture Resources, Inc.	Providence, RI

Name	Location
FleetBoston Co-Investment Partners (2000) LP	Boston, MA
FleetBoston Co-Investment Partners (2001) LP	Boston, MA
Forest Japan MAP Fund Ltd.	London, U.K.
Forest SPC LLC	Charlotte, NC
Foxwood (FP) Limited	London, U.K.
Framework, Inc.	Charlotte, NC
FRB Acceptance LLC	San Francisco, CA
FSC Corp.	Boston, MA
Fugu Credit Limited	London, U.K.
Full Court Tenant, LLC	New York, NY
Fund Asset Management, L.P.	New York, NY
Fund Five Financial, Inc.	San Francisco, CA
Fundo de Investimento em Direito Creditorio Nao Padronizado Tratex Precatorios II	Sao Paulo, Brazil
Fundo de Investimento em Direito Creditorio PCG Brasil Multi Carteira	Sao Paulo, Brazil
Fundo de Investimento Financeiro Multimercado Agata	Sao Paulo, Brazil
Fundo de Investimento Financeiro Multimercado Diamond	Sao Paulo, Brazil
Fundo de Investimento Financeiro Multimercado Iceberg	Sao Paulo, Brazil
Fundo de Investimento Financeiro Multimercado Verona	Sao Paulo, Brazil
Future Check LLC	Charlotte, NC
Galante S.a.r.l.	Luxembourg, Luxembourg
GALCO B.V.	Amsterdam, The Netherlands
Galway Holdings Trust	Dublin, Ireland
Garden Property LLC	Pennington, NJ
Gardnerton Partners	Charlotte, NC
Gaskell Management LLC	Charlotte, NC
Gatwick LLC	Charlotte, NC
GBP Funding 2007-A Limited	London, U.K.
GEARS Holding LLC 2004-A	Charlotte, NC
GEARS Holding LLC 2005-A	Charlotte, NC
GEM 21 s.r.l.	Milan, Italy
General Fidelity Insurance Company	Columbia, SC
General Fidelity Life Insurance Company	Columbia, SC
Genesis Capital K.K.	Tokyo, Japan
Germany Telecommunications 1 S.a.r.L	Luxembourg, Luxembourg
Gestion Santander, S.A. de C.V., Sociedad Operadora de Sociedades de Inversion	Mexico City, Mexico
GHL Mortgage Originations Limited	Dartford, United Kingdom
GHL Mortgage Services Limited	Dartford, United Kingdom
GHL Payment Transmission Limited	Dartford, United Kingdom
GHL Services Limited	Dartford, United Kingdom
GHL Technology Limited Partnership	Dartford, United Kingdom
Giants ABS Co., Ltd.	Seoul, Korea
GK Ad astra	Tokyo, Japan
GK Brown Chip Properties	Tokyo, Japan
GK Carpe Diem	Tokyo, Japan
GK Nagareyama	Tokyo, Japan
GK Per Aspera	Tokyo, Japan
GK Premium Bridge	Tokyo, Japan
Gleneagles Trading LLC	Charlotte, NC
Glenwood Investments Limited	George Town, Grand Cayman, Cayman Is.
Global Home Loans Limited	Dartford, United Kingdom
Global Principal Finance Company, LLC	New York, NY
Global Structured Finance & Investments LLC	New York, NY

Name	Location
GlobaLoans International Technology Limited Partnership	Dartford, United Kingdom
GlobaLoans JV Limited Partnership	Dartford, United Kingdom
GMI Investments, Inc.	New York, NY
GMI Strategic Investments, LLC	New York, NY
Gold Magnet (BVI) Limited	Tortola, British Virgin Islands
Gold Park Creek LLC	Charlotte, NC
Goldbourne Park Limited	Dublin, Ireland
Golden Gate Invesments S.A.	Bogota, Colombia
Golden Iris Trust	New York, NY
Golden Peak Investments LLC	Charlotte, NC
Good Neighbor Labuan Holdings Ltd.	Labuan, Malaysia
Government Securities Delaware, LLC	Princeton, NJ
GPC Securities, Inc.	Atlanta, GA
GPFC Ireland Limited	Dublin, Ireland
GPI Investment Holdings (Belgium) BVBA	Brussels, Belgium
Green Equity Inc.	New York, NY
Greenwood Apartments, LLC	Tampa, FL
Groom Lake, LLC	Charlotte, NC
Grupo Financiero Bank of America, S.A. de C.V.	Mexico City, Mexico
Grupo Financiero Santander, S.A.B. de C.V.	Mexico City, Mexico
GTVBI, Inc.	Port Louis, Mauritius
Hachiko, LLC	San Francisco, CA
Hampton Funding LLC	Charlotte, NC
Hannibal Associates, L.P.	New York, NY
Hannibal Properties Corp.	New York, NY
Hanover Holdings Limited	George Town, Grand Cayman, Cayman Is.
Harbour Directors I Limited	George Town, Grand Cayman, Cayman Is.
Harbour Directors II Limited	George Town, Grand Cayman, Cayman Is.
Harbour Nominees Ltd.	George Town, Grand Cayman, Cayman Is.
Harbour Secretaries I Limited	George Town, Grand Cayman, Cayman Is.
Harbour Town Funding LLC	Charlotte, NC
Harney Lane Limited	Dublin, Ireland
Harper Farm M Corp.	Baltimore, MD
HCL Acquisition LLC	Boston, MA
HCL Developer LLC	Boston, MA
HCL Manager LLC	Boston, MA
HealthLogic Systems Corporation	Norcross, GA
Heathrow LLC	Charlotte, NC
Heathrow, Inc. II	Charlotte, NC
Helios Funding LLC	Charlotte, NC
Henry II, LLC	New York, NY
Hercules Trading LLC	Charlotte, NC
Herzog Commodities, Inc.	New York, NY
Herzog, Heine, Geduld Global, Inc.	New York, NY
Herzog, Heine, Geduld International, Inc.	New York, NY
Herzog, Heine, Geduld, LLC	New York, NY
Hever Hill Limited	London, U.K.
High Grade Structured Credit CDO 2007-1	George Town, Grand Cayman, Cayman Is.
Hilltop Energy Investment Corp. II	Grand Cayman, Cayman Islands
Hilltop Proprietary Investment, LLC	Houston, TX
Historic Ellison, L.P.	Kansas City, MO
Historic Munsey LLC	Baltimore, MD
HLTV Securitization Corporation	Calabasas, CA
HNC Realty Company	Hartford, CT

Name	Location
Holding Services Ltd.	Grand Cayman, Cayman Islands
Home Equity USA, Inc.	Providence, RI
Home Loan Services, Inc.	Pittsburgh, PA
HomeFocus Services, LLC	St. Louis, MO
HomeFocus Tax Services, LLC	Richmond, VA
Homestead Trading LLC	Charlotte, NC
Hornby Lane Limited	Dublin, Ireland
Hospitality & Leisure—Fondo comune di investimento immobiilare speculativo di tip chiuso	Milan, Italy
Howlan Park Limited	Dublin, Ireland
HQ North Company Inc.	New York, NY
Hunters Station LLC	Charlotte, NC
IBK Holdings International Principal Investments, Ltd.	New York, NY
IBK Holdings Principal Investments, LLC	New York, NY
IBK International Principal Investments, Ltd.	New York, NY
IFIA Insurance Services, Inc.	Greenville, DE
IHR, LLC	San Francisco, CA
InCapital Europe Limited	London, U.K.
Incapital Holdings, LLC	Chicago, IL
InCapital, LLC	Chicago, IL
Independence One Life Insurance Company	Phoenix, AZ
Independence One Mortgage Corporation	Ann Arbor, MI
Indian Head Banks, Inc.	Manchester, NH
Indopark (Cayman) Limited	Grand Cayman, Cayman Islands
Indopark Holdings Limited	Port Louis, Mauritius
Industrial Investment Corporation	Baltimore, MD
Inmobiliaria de Lerma y Amazonas, S.A. de C.V.	Mexico City, Mexico
Institucion Financiera Externa Merrill Lynch Bank Uruguay S.A.	Montevideo, Uruguay
Instituto Santander Serfin, A.C.	Mexico City, Mexico
International Special Situations Holdings C.V.	George Town, Grand Cayman, Cayman Is.
Inversiones Merrill Lynch Chile II Limitada	Santiago, Chile
Inversiones Merrill Lynch Chile Limitada	Santiago, Chile
Investco LLC, Series 2003-1	Wilmington, DE
Investment Fund Partners	Providence, RI
Investments 2234 Chile Fondo de Inversion Privado I	Santiago, Chile
Investments 2234 Chile Fondo de Inversion Privado II	Santiago, Chile
Investments 2234 China Fund 1 B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund 11 B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund 12 B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund 13 B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund 14 B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund 15 B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund 16 B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund 17 B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund 18 B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund I B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund II B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund III B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund IV B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund IX B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund V B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund VI B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund VII B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund VIII B.V.	Amsterdam, The Netherlands

Name	Location
Investments 2234 Overseas Fund X B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Holdings B.V.	Amsterdam, The Netherlands
Investments 2234 Philippines Fund I (SPV-AMC), Inc.	Manila, Philippines
Investments 2234, LLC	Charlotte, NC
Investments Dos Dos Tres Cuatro Chile Holdings S.A.	Santiago, Chile
Investor Bruckner, LLC	Boston, MA
Investor Protection Insurance Company	Burlington, VT
IQ Financial Products LLC	New York, NY
IQ Investment Advisors LLC	New York, NY
Ironwood (FP) Limited	London, U.K.
Isabella I, LLC	New York, NY
Iskalo Electric Tower Master Tenant LLC	Williamsville, NY
Island Funding, Ltd.	George Town, Grand Cayman, Cayman Is.
Ismael I, Inc.	George Town, Grand Cayman, Cayman Is.
James I, LLC	New York, NY
JCCA, Inc.	Wilton, CT
Jin Sheng Asset Management Company Limited	Taipei, Taiwan
July 2001 U.S. Partnership	New York, NY
Jupiter Loan Funding LLC	Charlotte, NC
Kaldi Funding LLC	Charlotte, NC
Kauai Hotel, L.P.	Los Angeles, CA
KECALP Inc.	New York, NY
KECALP International Ltd.	New York, NY
Keowee Falls Funding LLC	Charlotte, NC
KML Holdings Co., Ltd.	Labuan, Malaysia
KML II Holdings Co., Ltd.	Labuan, Malaysia
Korea Ranger Limited	Seoul, Korea
L.A. Funding LLC	Charlotte, NC
Laguna Funding LLC	Charlotte, NC
LandSafe Appraisal Services, Inc.	Plano, TX
LandSafe Credit, Inc.	Rosemead, CA
LandSafe Flood Determination, Inc.	Plano, TX
LandSafe Services of Alabama, Inc.	Montgomery, AL
LandSafe Services, Inc.	Rosemead, CA
LandSafe Title Agency of Ohio, Inc.	Rosemead, CA
LandSafe Title of California, Inc.	Rosemead, CA
LandSafe Title of Florida, Inc.	Rosemead, CA
LandSafe Title of Maryland, Inc.	Baltimore, MD
LandSafe Title of Texas, Inc.	Rosemead, CA
LandSafe Title of Washington, Inc.	Simi Valley, CA
LandSafe, Inc.	Plano, TX
Laredo Park Holdings, Inc.	Charlotte, NC
Laredo Partners	Charlotte, NC
LAREH SPV I Empreendimentos Imobiliarios Ltda.	Sao Paulo, Brazil
LAREH SPV II Empreendimentos Imobiliarios Ltda.	Sao Paulo, Brazil
LaSalle Community Development Corporation	Chicago, IL
LaSalle Funding LLC	Chicago, IL
LaSalle Global Trust Services Limited	London, U.K.
LaSalle GTS (UK) Limited	London, U.K.
LaSalle GTS Nominees Limited	London, U.K.
LaSalle National Trust Delaware	Wilmington, DE
LaSalle Street Capital, Inc.	Chicago, IL
LaSalle Trade Services Corporation	Chicago, IL
LaSalle Trade Services Limited	Hong Kong, PRC

Name	Location
Lat-Am Bridge Holdco LLC	New York, NY
Latin America Real Estate Holdings, LLC	New York, NY
Lazard Europe MAP Fund Ltd.	London, U.K.
LBC Limited	Nassau, Bahamas
Leaves, LLC	San Francisco, CA
Lexington Trails Holdings, LP	Dallas, TX
Leyden Bay B.V.	Amsterdam, The Netherlands
LFAS Custodial Services (Jersey) Limited	St. Helier, Jersey, Channel Islands
LFAS Fund Administration (Cayman) Ltd.	George Town, Grand Cayman, Cayman Is.
LFAS Fund Administration (Jersey) Limited	St. Helier, Jersey, Channel Islands
LFS Administration Services (Ireland) Limited	Dublin, Ireland
LFS Custodial Services (Ireland) Limited	Dublin, Ireland
Liberty (Australia) Trust	Sydney, Australia
Liberty Limited Partnership	Sydney, Australia
Limacon Park Limited	Dublin, Ireland
Lincoln Road Real Estate Partners, LLC	Miami Beach, FL
Links at Eastwood LLC, The	Charlotte, NC
Linville Funding LLC	Charlotte, NC
Live Oak Apartments, LLC	Charlotte, NC
Loans.co.uk Limited	Watford, England
Lynx Associates, L.P.	New York, NY
Lynx Properties Corp.	New York, NY
Madison Park A Corp.	Baltimore, MD
Magellan Bay Limited	George Town, Grand Cayman, Cayman Is.
Main Place Funding, LLC	New York, NY
Mainsearch Company Limited	Chester, England
Majestic Acquisitions Limited	London, U.K.
Malbec II, LLC	New York, NY
Mallorn Capital LLC	New York, NY
Managed Account Advisors LLC	Jersey City, NJ
Manele Bay II Limited	Amsterdam, The Netherlands
Mangrove TMK	Tokyo, Japan
Marlborough Sounds LLC	Charlotte, NC
Marlin House Holdings Limited	Herts, England
Mars 1, LLC	New York, NY
Marsico Management Holdings, L.L.C.	Charlotte, NC
Maryvale Urban Investments, Inc.	Phoenix, AZ
Mauritius Capital Partners	Port Louis, Mauritius
MaxCasa I Empreendimentos Imobiliarios Ltda.	Sao Paulo, Brazil
MaxCasa II Empreendimentos Imobiliarios Ltda.	Sao Paulo, Brazil
MaxCasa III Empreendimentos Imobiliarios Ltda.	Sao Paulo, Brazil
MaxCasa IV Empreendimentos Imobiliarios Ltda.	Sao Paulo, Brazil
MaxCasa IX Empreendimetos Imobiliarios Ltda.	Sao Paulo, Brazil
MaxCasa X Empreendimetos Imobiliarios Ltda.	Sao Paulo, Brazil
MaxCasa XII Empreendimetos Imobiliarios Ltda.	Sao Paulo, Brazil
MaxCasa XIII Empreendimetos Imobiliarios Ltda.	Sao Paulo, Brazil
Mayfair Partners	Charlotte, NC
MBNA Canada Bank	Gloucester, Canada
MBNA Canada Properties Co.	Gloucester, Canada
MBNA Capital A	Wilmington, DE
MBNA Capital B	Wilmington, DE
MBNA Capital C	Wilmington, DE
MBNA Capital D	Wilmington, DE
MBNA Capital E	Wilmington, DE

Name	Location
MBNA Community Development Corporation	Wilmington, DE
MBNA Direct Limited	Chester, England
MBNA Dublin Properties Limited	Dublin, Ireland
MBNA Europe Bank Limited	Chester, England
MBNA Europe Finance Limited	Chester, England
MBNA Europe Funding, PLC	Chester, England
MBNA Europe Holdings Limited	Chester, England
MBNA Funding Company Limited	Chester, England
MBNA Global Services Limited	Chester, England
MBNA Holdings, Inc.	Wilmington, DE
MBNA Indian Services Private Limited	Bangalore, India
MBNA International Properties Limited	Chester, England
MBNA Ireland Limited	Carrick-on-Shannon, Ireland
MBNA Luxembourg Holdings S.a.r.l.	Grand Duchy of Luxembourg, Luxembourg
MBNA Marketing Systems, Inc.	Wilmington, DE
MBNA Property Services Limited	Chester, England
MBNA R & L S.a.r.l.	Kirschberg, Luxembourg
MBNA Receivables Limited	Chester, England
MBNA Technology, Inc.	Wilmington, DE
MD PE Shopping Park Ltda.	Sao Paulo, Brazil
Mecklenburg Park, Inc.	Charlotte, NC
Medina Lane, Inc.	Charlotte, NC
Mediterranean Funding LLC	Charlotte, NC
Mei Tou (Tianjin) Property Holdings Limited	People’s Republic of China
Mei Tou Holdings Limited	Port Louis, Mauritius
Mei Ya (Tianjin) Property Holdings Limited	People’s Republic of China
Menkent Sarl	Luxembourg, Luxembourg
Mercury 1, LLC	New York, NY
Meritplan Insurance Company	Irvine, CA
Merlot III, LLC	New York, NY
Merrill Diamond Funds	Grand Duchy of Luxembourg, Luxembourg
Merrill Invest (Australia) Limited	Sydney, Australia
Merrill Lynch Alternative Investments LLC	New York, NY
Merrill Lynch Aquisicoes e Participacoes Brasil Ltda	Sao Paulo, Brazil
Merrill Lynch Argentina S.A.	Capital Federal, Argentina
Merrill Lynch Asia Incorporated	New York, NY
Merrill Lynch Asia Investments Limited	Port Louis, Mauritius
Merrill Lynch (Asia Pacific) Limited	Hong Kong, PRC
Merrill Lynch Asian Real Estate Fund Manager Pte. Ltd.	Singapore, Singapore
Merrill Lynch Asian Real Estate Opportunity Fund II, L.P.	Grand Cayman, Cayman Islands
Merrill Lynch Asian Real Estate Opportunity Fund II Pte. Ltd.	Singapore, Singapore
Merrill Lynch (Australasia) Pty Ltd.	Sydney, Australia
Merrill Lynch (Australia) Funding (No. 1) Pty Limited	Melbourne, Victoria, Australia
Merrill Lynch (Australia) Futures Limited	Sydney, Australia
Merrill Lynch (Australia) Nominees Pty. Limited	Melbourne, Victoria, Australia
Merrill Lynch (Australia) Pty Ltd	Sydney, Australia
Merrill Lynch (B.V.I.) Limited	Tortola, British Virgin Islands
Merrill Lynch Bank (Suisse) S.A.	Geneva, Switzerland
Merrill Lynch Bank & Trust Co., FSB	New York, NY
Merrill Lynch Bank and Trust Company (Cayman) Limited	George Town, Grand Cayman, Cayman Is.
Merrill Lynch Bank USA	Salt Lake City, UT
Merrill Lynch Benchmark Holdings LLC	New York, NY
Merrill Lynch Benefits Ltd.	Toronto, Canada
Merrill Lynch (Bermuda) Services Limited	Hamilton, Bermuda

Name	Location
Merrill Lynch (Camberley) Limited	London, U.K.
Merrill Lynch Canada Credit Inc.	Toronto, Ontario, Canada
Merrill Lynch Canada Finance Company	Toronto, Ontario, Canada
Merrill Lynch Canada Holdings Company	Toronto, Ontario, Canada
Merrill Lynch Canada Inc.	Toronto, Ontario, Canada
Merrill Lynch Canada Services Inc.	Toronto, Ontario, Canada
Merrill Lynch Capital Canada Inc.	Toronto, Ontario, Canada
Merrill Lynch Capital Corporation	New York, NY
Merrill Lynch Capital Markets AG	Zurich, Switzerland
Merrill Lynch Capital Markets Espana, S.A., S.V.	Madrid, Spain
Merrill Lynch Capital Markets (France) SAS	Paris, France
Merrill Lynch Capital Markets (Taiwan) Limited	Taipei, Taiwan
Merrill Lynch Capital Partners, Inc.	New York, NY
Merrill Lynch Capital Services, Inc.	New York, NY
Merrill Lynch Chile Holdings 1 LLC	New York, NY
Merrill Lynch Chile Holdings 2 LLC	New York, NY
Merrill Lynch Chile S.A.	Santiago, Chile
Merrill Lynch CICG, L.P.	New York, NY
Merrill Lynch CIS Limited	London, U.K.
Merrill Lynch & Co., Canada Ltd.	Toronto, Canada
Merrill Lynch & Co., Inc.	Charlotte, NC
Merrill Lynch Colombia Ltda.	Bogota, Colombia
Merrill Lynch Commercial Finance Corp.	New York, NY
Merrill Lynch Commodities (Europe) Holdings Limited	London, U.K.
Merrill Lynch Commodities (Europe) Limited	London, U.K.
Merrill Lynch Commodities (Europe) Trading Limited	London, U.K.
Merrill Lynch Commodities Canada, ULC	Toronto, Ontario, Canada
Merrill Lynch Commodities GmbH	London, U.K.
Merrill Lynch Commodities Ltd Belgrade	Belgrade, Serbia
Merrill Lynch Commodities Luxembourg S.a.r.l.	Luxembourg, Luxembourg
Merrill Lynch Commodities S.r.l.	Bucharest, Romania
Merrill Lynch Commodities, Inc.	Houston, TX
Merrill Lynch Commodity Financing Inc.	New York, NY
Merrill Lynch Commodity Partners, L.P.	George Town, Grand Cayman, Cayman Is.
Merrill Lynch Community Development Company, LLC	New York, NY
Merrill Lynch Consulting Services (Beijing) Company Limited	Beijing, People’s Republic of China
Merrill Lynch Corporate (New Zealand) Limited	Geneva, Switzerland
Merrill Lynch Corporate Services Limited	London, U.K.
Merrill Lynch Corredores de Bolsa S.A.	Santiago, Chile
Merrill Lynch Credit Corporation	Jacksonville, FL
Merrill Lynch Credit Products, LLC	New York, NY
Merrill Lynch Credit Reinsurance Limited	Hamilton, Bermuda
Merrill Lynch Defease HoldCo, LLC	New York, NY
Merrill Lynch Depositor, Inc.	New York, NY
Merrill Lynch Derivative Products AG	Zurich, Switzerland
Merrill Lynch Diversified Investments, LLC	New York, NY
Merrill Lynch Equities (Australia) Limited	Sydney, Australia
Merrill Lynch Equities Limited	London, U.K.
Merrill Lynch Espanola Agencia de Valores S.A.	Madrid, Spain
Merrill Lynch Europe Funding	London, U.K.
Merrill Lynch Europe Intermediate Holdings	London, U.K.
Merrill Lynch Europe Liquidity Company Limited	London, U.K.
Merrill Lynch Europe Limited	London, U.K.
Merrill Lynch Europe Ltd.	New York, NY

Name	Location
Merrill Lynch Europe S.A.	New York, NY
Merrill Lynch European Asset Holdings Inc.	New York, NY
Merrill Lynch Far East Limited	Hong Kong, PRC
Merrill Lynch Fiduciary Services, Inc.	Pennington, NJ
Merrill Lynch Finance (Australia) Pty Limited	Sydney, Australia
Merrill Lynch Financial Assets Inc.	Toronto, Ontario, Canada
Merrill Lynch Financial Markets, Inc.	New York, NY
Merrill Lynch Financial Services Limited	Dublin, Ireland
Merrill Lynch France SAS	Paris, France
Merrill Lynch Fund Investors Inc.	New York, NY
Merrill Lynch Funding Corporation	New York, NY
Merrill Lynch Futures (Hong Kong) Limited	Hong Kong, PRC
Merrill Lynch Futures Asia Limited	Hong Kong, PRC
Merrill Lynch GENCO II, LLC	New York, NY
Merrill Lynch GENCO, LLC	New York, NY
Merrill Lynch Gilts Holdings Limited	London, U.K.
Merrill Lynch Gilts Investments Limited	London, U.K.
Merrill Lynch Gilts (Nominees) Limited	London, U.K.
Merrill Lynch Global Asset Management Limited	London, U.K.
Merrill Lynch Global Capital, L.L.C.	New York, NY
Merrill Lynch Global Emerging Markets Partners II, LLC	New York, NY
Merrill Lynch Global Emerging Markets Partners, L.P.	New York, NY
Merrill Lynch Global Emerging Markets Partners, LLC	New York, NY
Merrill Lynch Global Private Equity (Asia) Ltd.	Hong Kong, PRC
Merrill Lynch Global Private Equity (Australia) Pty Limited	Sydney, Australia
Merrill Lynch Global Private Equity, Inc.	New York, NY
Merrill Lynch Global Services Pte. Ltd.	Singapore, Singapore
Merrill Lynch Global (Taiwan) Ltd.	Taipei, Taiwan
Merrill Lynch Government Securities Inc.	New York, NY
Merrill Lynch Government Securities of Puerto Rico, Inc.	New York, NY
Merrill Lynch GP Inc.	New York, NY
Merrill Lynch Group Holdings I, L.L.C.	New York, NY
Merrill Lynch Group Holdings II, L.L.C.	New York, NY
Merrill Lynch Group Holdings III, L.L.C.	New York, NY
Merrill Lynch Group Holdings IV, L.L.C.	New York, NY
Merrill Lynch Group Holdings Limited	Dublin, Ireland
Merrill Lynch Group, Inc.	Charlotte, NC
Merrill Lynch Hedge Fund Integration Services, Inc.	New York, NY
Merrill Lynch HK Services Limited	Hong Kong, PRC
Merrill Lynch Holdings Latin America 1, LLC	New York, NY
Merrill Lynch Holdings Latin America 2, LLC	New York, NY
Merrill Lynch Holdings Latin America 3, LLC	New York, NY
Merrill Lynch Holdings Latin America 4, LLC	New York, NY
Merrill Lynch Holdings Latin America 5, LLC	New York, NY
Merrill Lynch Holdings Latin America, Inc.	New York, NY
Merrill Lynch Holdings Limited	New York, NY
Merrill Lynch Holdings (Mauritius)	Port Louis, Mauritius
Merrill Lynch Home Equity Acceptance, Inc.	New York, NY
Merrill Lynch Hopewell LLC	Pennington, NJ
Merrill Lynch, Hubbard Inc.	New York, NY
Merrill Lynch (India) Technology Services Private Limited	Mumbai, India
Merrill Lynch Insurance Group Services, Inc.	Jacksonville, FL
Merrill Lynch Insurance Group, Inc.	Pennington, NJ
Merrill Lynch International (Australia) Ltd	Sydney, Australia

Name	Location
Merrill Lynch International	London, U.K.
Merrill Lynch International Bank	New York, NY
Merrill Lynch International Bank Limited	Dublin, Ireland
Merrill Lynch International Capital Management (Guernsey) II Limited	Guernsey, Channel Islands
Merrill Lynch International Capital Management (Guernsey) Limited	Guernsey, Channel Islands
Merrill Lynch International & Co. C.V.	Curacao, Netherlands Antilles
Merrill Lynch International Finance (Cayman) Ltd.	Grand Cayman, Cayman Islands
Merrill Lynch International Finance Corporation	New York, NY
Merrill Lynch International Finance, Inc.	New York, NY
Merrill Lynch International Holdings Inc.	New York, NY
Merrill Lynch International Incorporated	New York, NY
Merrill Lynch International Management Limited	Hamilton, Bermuda
Merrill Lynch International Services Limited	Toronto, Ontario, Canada
Merrill Lynch Invest SAS	Paris, France
Merrill Lynch Investment Holdings (Mauritius) Limited	Port Louis, Mauritius
Merrill Lynch Investment Managers (Finance) Limited	London, U.K.
Merrill Lynch Investment Managers Finance (Isle of Man) Limited	Douglas, Isle of Man
Merrill Lynch Investment Managers Group Services Limited	London, U.K.
Merrill Lynch Investment Managers Holdings B.V.	Amsterdam, The Netherlands
Merrill Lynch Investment Managers, L.P.	New York, NY
Merrill Lynch Islands Limited	Grand Cayman, Cayman Islands
Merrill Lynch Israel Ltd.	Luxembourg, Luxembourg
Merrill Lynch Japan Finance Co., Ltd.	Tokyo, Japan
Merrill Lynch Japan Securities Co., Ltd.	Tokyo, Japan
Merrill Lynch (Jersey) Holdings Limited	St. Helier, Jersey, Channel Islands
Merrill Lynch JPNDC, Inc.	New York, NY
Merrill Lynch KECALP International, L.P. 1997	New York, NY
Merrill Lynch KECALP International, L.P. 1999	New York, NY
Merrill Lynch KECALP L.P. 1997	New York, NY
Merrill Lynch KECALP L.P. 1999	New York, NY
Merrill Lynch, Kingdom of Saudi Arabia Company	Kingdom of Saudi Arabia
Merrill Lynch (KL) Sdn. Bhd.	Penang, Malaysia
Merrill Lynch L.P. Holdings Inc.	New York, NY
Merrill Lynch Labuan Holdings Limited	Labuan, Malaysia
Merrill Lynch Life Agency	Pennington, NJ
Merrill Lynch Life Agency Inc. (Montana)	Pennington, NJ
Merrill Lynch Life Agency Inc. (Oklahoma)	Pennington, NJ
Merrill Lynch Life Agency Inc. (Puerto Rico)	Pennington, NJ
Merrill Lynch Life Agency Inc. (Virgin Islands)	Pennington, NJ
Merrill Lynch Life Agency Inc. (Washington)	Pennington, NJ
Merrill Lynch Liquidity Portfolio, L.P.	Edinburgh, Scotland
Merrill Lynch LLC	Moscow, Russia
Merrill Lynch Luxembourg Capital Funding SARL	Luxembourg, Luxembourg
Merrill Lynch Luxembourg Finance S.A.	Luxembourg, Luxembourg
Merrill Lynch Luxembourg Holdings S.a.r.l.	Luxembourg, Luxembourg
Merrill Lynch Luxembourg Investments S.a.r.l.	Luxembourg, Luxembourg
Merrill Lynch (Luxembourg) S.a.r.l.	Luxembourg, Luxembourg
Merrill Lynch Management GmbH	Frankfurt, Germany
Merrill Lynch Markets (Australia) Pty. Limited	Sydney, Australia
Merrill Lynch (Mauritius) Investments Limited	Port Louis, Mauritius
Merrill Lynch Mauritius Portfolio Company No. Three	Port Louis, Mauritius
Merrill Lynch Mauritius Portfolio Company No. Two	Port Louis, Mauritius
Merrill Lynch MBP Inc.	New York, NY
Merrill Lynch Menkul Degerler A.S.	Istanbul, Turkey

Name	Location
Merrill Lynch Mexico Holdings 1, LLC	New York, NY
Merrill Lynch Mexico Holdings 2, LLC	New York, NY
Merrill Lynch Mexico, S.A. de C.V., Casa de Bolsa	Mexico City, Mexico
Merrill Lynch Middle East Holding Company	London, U.K.
Merrill Lynch Middle East Holding I, L.L.C.	London, U.K.
Merrill Lynch Middle East Holdings II, L.L.C.	London, U.K.
Merrill Lynch Middle East Holdings III, L.L.C.	London, U.K.
Merrill Lynch Middle East Holdings IV, L.L.C.	London, U.K.
Merrill Lynch Money Markets Inc.	New York, NY
Merrill Lynch (Montevideo) S.A.	Montevideo, Uruguay
Merrill Lynch Mortgage and Investment Corporation	Pennington, NJ
Merrill Lynch Mortgage Capital Inc.	New York, NY
Merrill Lynch Mortgage Investors, Inc.	New York, NY
Merrill Lynch Mortgage Lending, Inc.	New York, NY
Merrill Lynch Mortgage Services Corporation	New York, NY
Merrill Lynch Municipal ABS, Inc.	New York, NY
Merrill Lynch N.V.	Amsterdam, The Netherlands
Merrill Lynch NJ Investment Corporation	Pennington, NJ
Merrill Lynch NMTC Corp.	New York, NY
Merrill Lynch Nominees (Hong Kong) Limited	Hong Kong, PRC
Merrill Lynch Nominees Limited	London, U.K.
Merrill Lynch OCRE General Ltd.	St. Helier, Jersey, Channel Islands
Merrill Lynch OCRE Holdings Ltd.	St. Helier, Jersey, Channel Islands
Merrill Lynch OCRE Jersey Ltd.	St. Helier, Jersey, Channel Islands
Merrill Lynch Options/Futures Management Service Corporation	New York, NY
Merrill Lynch Participacoes, Financas e Servicos Ltda	Sao Paulo, Brazil
Merrill Lynch Partnership Holdings, LLC	New York, NY
Merrill Lynch PCG, Inc.	New York, NY
Merrill Lynch, Pierce, Fenner & Smith (Brokers & Dealers)	London, U.K.
Merrill Lynch, Pierce, Fenner & Smith (Hellas) E.P.E.	London, U.K.
Merrill Lynch, Pierce, Fenner & Smith (Middle East) S.A.L.	Beirut, Lebanon
Merrill Lynch, Pierce, Fenner & Smith Belge S.A.	Brussels, Belgium
Merrill Lynch, Pierce, Fenner & Smith de Argentina Sociedad Anonima, Financiera, Mobiliaria y de Mandatos	Capital Federal, Argentina
Merrill Lynch, Pierce, Fenner & Smith Incorporated	New York, NY
Merrill Lynch, Pierce, Fenner & Smith Limited	Toronto, Ontario, Canada
Merrill Lynch, Pierce, Fenner & Smith SAS	Paris, France
Merrill Lynch PNG LNG Corp	George Town, Grand Cayman, Cayman Is.
Merrill Lynch Polska Sp. z o.o.	Warsaw, Poland
Merrill Lynch Portfolio Management Inc.	New York, NY
Merrill Lynch Portfolio Managers (Channel Islands) Limited	St. Helier, Jersey, Channel Islands
Merrill Lynch Portfolio Managers Limited	London, U.K.
Merrill Lynch Princeton Incorporated	New York, NY
Merrill Lynch Principal Finance LLC	New York, NY
Merrill Lynch Principal Investments Co., Ltd.	Tokyo, Japan
Merrill Lynch Private (Australia) Limited	Melbourne, Victoria, Australia
Merrill Lynch Private Capital Inc.	New York, NY
Merrill Lynch Professional Clearing Corp.	New York, NY
Merrill Lynch Properties Korea L.L.C.	Seoul, Korea
Merrill Lynch Purchase Price Investment LLC	New York, NY
Merrill Lynch Real Estate II Incorporated	New York, NY
Merrill Lynch Reinsurance Solutions LTD	Hamilton, Bermuda
Merrill Lynch Representacoes Ltda	Sao Paulo, Brazil
Merrill Lynch S.A.	Luxembourg, Luxembourg

Name	Location
Merrill Lynch S.A. Corretora de Titulos e Valores Mobiliarios	Sao Paulo, Brazil
Merrill Lynch S.A.M.	Monte Carlo
Merrill Lynch S.I.M. Srl	Rome, Italy
Merrill Lynch Scotland Finance II Limited Partnership	Edinburgh, Scotland
Merrill Lynch Scotland Finance III Limited Partnership	Edinburgh, Scotland
Merrill Lynch Scotland Finance Limited Partnership	Edinburgh, Scotland
Merrill Lynch Securities (Taiwan) Ltd.	Taipei, Taiwan
Merrill Lynch Securities (Thailand) Limited	Bangkok, Thailand
Merrill Lynch Settlement Services, Inc.	Jacksonville, FL
Merrill Lynch SIG Administradora e Gestora de Recursos Ltda.	Sao Paulo, Brazil
Merrill Lynch Singapore Commodities Pte. Ltd.	Singapore, Singapore
Merrill Lynch (Singapore) Pte Ltd.	Singapore, Singapore
Merrill Lynch South Africa (Proprietary) Limited	Gauteng, South Africa
Merrill Lynch Specialty Finance LLC	New York, NY
Merrill Lynch SSG S.A.R.L.	Luxembourg, Luxembourg
Merrill Lynch SSG, L.P.	New York, NY
Merrill Lynch Strategic Investment Advisors Inc.	New York, NY
Merrill Lynch Strategic Investments Holdings, LLC-1	New York, NY
Merrill Lynch Strategic Investments, LLC-2	New York, NY
Merrill Lynch Structured Investments, LLC	New York, NY
Merrill Lynch Television, Inc.	New York, NY
Merrill Lynch Trust Company of Delaware	Wilmington, DE
Merrill Lynch Trust Services S.A.	Geneva, Switzerland
Merrill Lynch UK Finance	London, U.K.
Merrill Lynch (UK) Healthcare Trustee Limited	London, U.K.
Merrill Lynch UK Holdings	London, U.K.
Merrill Lynch (UK) Pension Plan Trustees Limited	London, U.K.
Merrill Lynch Utah Investment Corporation	Salt Lake City, UT
Merrill Lynch Valores S.A. Sociedad de Bolsa	Capital Federal, Argentina
Merrill Lynch Venture Capital Inc.	New York, NY
Merrill Lynch Ventures Administrators, LLC	New York, NY
Merrill Lynch Ventures, LLC	New York, NY
Merrill Lynch Ventures L.P. 2001	New York, NY
Merrill Lynch Yatirim Bank A.S.	Istanbul, Turkey
Merrill Lynch/WFC/L, Inc.	New York, NY
MerryPlace at Pleasant City Associates, Ltd.	Tampa, FL
MerryPlace Development, LLC	Charlotte, NC
MerryPlace, LLC	Charlotte, NC
Mership Nominees Limited	London, U.K.
MESBIC Ventures, Inc.	Richardson, TX
Metro Plaza, Inc.	Boston, MA
Mid-Atlantic Gotham Golf, Inc.	New York, NY
Middletown Finance, LLC	Charlotte, NC
Midland Doherty Realty Inc.	Toronto, Ontario, Canada
Midland Walwyn Capital Corporation	Toronto, Ontario, Canada
Midland Walwyn Inc.	Toronto, Ontario, Canada
Midway Road Funding Ltd.	George Town, Grand Cayman, Cayman Is.
Midway Trust	Wilmington, DE
Midwest Affordable Housing 1997-1, L.L.C.	Charlotte, NC
Midwest Mezzanine Fund III, L.P.	Chicago, IL
Mier-Day Properties, LLC	San Francisco, CA
Milestone (Cayman) Limited	Grand Cayman, Cayman Islands
Mineral Rapids Investments LP	Charlotte, NC
Mitchell Funding LLC	Charlotte, NC

Name	Location
MJB Co. Ltd.	Hong Kong, PRC
ML 1633 Broadway LLC	New York, NY
ML 2003 Alpha LLC	New York, NY
ML 2003 Beta LLC	New York, NY
ML 35 LLC	New York, NY
ML 300 Corporation	Pennington, NJ
ML 300 Spear LLC	New York, NY
ML Aberdare	George Town, Grand Cayman, Cayman Is.
ML Aeolus Co-Invest Ltd.	New York, NY
ML Agriculture Beta and Positive Alpha Fund—SPGSCI Agriculture TR Benchmark	Paris, France
ML Andromeda (Cayman)	George Town, Grand Cayman, Cayman Is.
ML Asian R.E. Fund (ERISA), L.P.	New York, NY
ML Asian R.E. Fund (Germany) L.P.	New York, NY
ML Asian R.E. Fund II (ML), L.P.	New York, NY
ML Asian R.E. Fund (ML), L.P.
ML Asian R.E. Fund (Scotland) GP, Limited	New York, NY
ML Asian R.E. Fund C.I.M.P., L.P.	New York, NY
ML Asian R.E. Fund C.I.P., L.P.	New York, NY
ML Asian R.E. Fund C.I.R.P., L.P.	New York, NY
ML Asian R.E. Fund GP, L.L.C.	New York, NY
ML Asian R.E. Fund II GP, L.L.C.	New York, NY
ML Asian R.E. Fund GP, L.P.	New York, NY
ML Asian R.E. Fund II GP, L.P.	New York, NY
ML Asian R.E. Fund ML C.I., L.P.	New York, NY
ML ASM Co-Invest, Ltd.	New York, NY
ML Asset Backed Corporation	New York, NY
ML Asset Holdings LLC	Wilmington, DE
ML Balkhouse Properties Corp.	New York, NY
ML Banderia Cayman BRL Inc.	New York, NY
ML Basil Trust	George Town, Grand Cayman, Cayman Is.
ML BCV Two Hotels LLC	New York, NY
ML Beech	George Town, Grand Cayman, Cayman Is.
ML BOC, L.P.	New York, NY
ML Bosphorus Holdings LLC	Wilmington, DE
ML Bosphorus RE Holdings Jersey I Ltd.	St. Helier, Jersey, Channel Islands
ML Breakspear Property Ltd	St. Helier, Jersey, Channel Islands
ML BREP II, LLC	New York, NY
ML BREP Member LLC	New York, NY
ML BREP MM LLC	New York, NY
ML Bullseye PGP LLC	New York, NY
ML Cable Holdings Limited	London, U.K.
ML Cable Investments 1 Limited	London, U.K.
ML Cable Investments 2 Limited	London, U.K.
ML Cable Investments 3 Limited	London, U.K.
ML CAM Jersey Limited	Pennington, NJ
ML Canary (Cayman)	George Town, Grand Cayman, Cayman Is.
ML Cardiff Holdings Limited	St. Helier, Jersey, Channel Islands
ML Cardiff Jersey Limited	St. Helier, Jersey, Channel Islands
ML Cayman 2003 Holding Corp.	New York, NY
ML Cayman 2003 Investor Corp.	New York, NY
ML Cayman Holdings Inc.	New York, NY
ML Cayman Positions, Ltd.	New York, NY
ML Chestnut	George Town, Grand Cayman, Cayman Is.

Name	Location
ML City Center LLC	New York, NY
ML Commodity Beta and Positive Alpha Fund—DJAIG TR Benchmark	Paris, France
ML Commodity Beta and Positive Alpha Fund—RICI TR Benchmark	Paris, France
ML Commodity Beta and Positive Alpha Fund—SPGSCI TR Benchmark	Paris, France
ML Compayne	George Town, Grand Cayman, Cayman Is.
ML Convermex Co-Invest Ltd.	New York, NY
ML Cortlandt Realty Corporation	New York, NY
ML Credit Investments Series 2008-1 Limited	St. Helier, Jersey, Channel Islands
ML Credit Investments Series 2008-2 Limited	St. Helier, Jersey, Channel Islands
ML Credit Trading (Jersey) Limited	St. Helier, Jersey, Channel Islands
ML Credit Trading Mosel Limited	St. Helier, Jersey, Channel Islands
ML Cruzeiro Cayman BRL Inc.	New York, NY
ML Diversified Shareholdings V SAS	Paris, France
ML Dom Luxembourg II Sarl	Luxembourg, Luxembourg
ML Dom Luxembourg Sarl	Luxembourg, Luxembourg
ML Dover Properties, Inc.	New York, NY
ML Elkhorn Co.	George Town, Grand Cayman, Cayman Is.
ML EMEA Holdings II LLC	New York, NY
ML EMEA Holdings LLC	New York, NY
ML EMGF Mosel S.a.r.l.	Luxembourg, Luxembourg
ML Employees LBO Managers, Inc.	New York, NY
ML Energy Fund Management, LLC	Houston, TX
ML Energy Investment Corp.	Grand Cayman, Cayman Islands
ML Energy Investment Fund Upstream (PNG) Pty Ltd	Sydney, NSW, Australia
ML Energy Partners, LLC	Houston, TX
ML Equity Holdings LLC	New York, NY
ML Equity Solutions Jersey Limited	St. Helier, Jersey, Channel Islands
ML Europe Hedged Equity Strategies Fund Ltd.	London, U.K.
ML European Asian R.E. Fund U.S. Investment Advisor, L.L.C.	New York, NY
ML European R.E. Fund (ML), L.P.	New York, NY
ML European R.E. Fund (T.E.), L.P.	New York, NY
ML European R.E. Fund (U.S.T.), L.P.	New York, NY
ML European R.E. Fund C.I.M.P., L.P.	New York, NY
ML European R.E. Fund C.I.P., L.P.	New York, NY
ML European R.E. Fund C.I.R.P., L.P.	New York, NY
ML European R.E. Fund GP II, L.P.	New York, NY
ML European R.E. Fund GP, L.L.C.	New York, NY
ML European R.E. Fund GP, L.P.	New York, NY
ML European R.E. Fund M.L.P., L.P.	New York, NY
ML European R.E. Fund ML C.I., L.P.	New York, NY
ML European Real Estate Fund (German), L.P.	New York, NY
ML FBO Holdings, LLC	New York, NY
ML Film Entertainment International Inc.	New York, NY
ML Florido Cayman MX Inc.	New York, NY
ML FPL Holdings, LLC	New York, NY
ML Fund Administrators Inc.	New York, NY
ML GBP Hold Co LLC	New York, NY
ML GBP Investments, Inc.	New York, NY
ML GCRE GP, L.L.C.	New York, NY
ML GCRE IBK LLC	New York, NY
ML GCRE LPH LLC	New York, NY
ML Global Private Equity Fund, L.P.	New York, NY
ML Global Private Equity Partners, L.P.	New York, NY

Name	Location
ML Hannibal Properties Corp.	New York, NY
ML Hayden Trust	George Town, Grand Cayman, Cayman Is.
ML HCA Co-Invest Ltd.	New York, NY
ML Hedge Fund Ventures	New York, NY
ML Hedge Fund Ventures II	New York, NY
ML Hertz Co-Investor GP, L.L.C.	New York, NY
ML Hillyer, LLC	New York, NY
ML Houston GP, Inc.	New York, NY
ML Houston Ltd.	New York, NY
ML Houston Mezz LLC	New York, NY
ML IBK Positions, Inc.	New York, NY
ML Infrastructure Holdings II Ltd.	New York, NY
ML Infrastructure Holdings LLC	New York, NY
ML Infrastructure Holdings Ltd.	New York, NY
ML Infrastructure Holdings S.ar.l.	New York, NY
ML Insurance (IOM) Limited	Douglas, Isle of Man
ML Invest Finance II, L.L.C.	New York, NY
ML Invest Finance, L.L.C.	New York, NY
ML Invest Holdings	London, U.K.
ML Invest, Inc.	New York, NY
ML Invest Scotland Finance II Limited Partnership	Edinburgh, Scotland
ML Invest Scotland Finance III Limited Partnership	Edinburgh, Scotland
ML Invest Scotland Finance Limited Partnership	Edinburgh, Scotland
ML Knight 2003 Holding Corp.	New York, NY
ML Knight 2003 Investor Corp.	New York, NY
ML Larch	George Town, Grand Cayman, Cayman Is.
ML Lareh Asset Manager LLC	New York, NY
ML Lareh Member LLC	New York, NY
ML Lareh MM LLC	New York, NY
ML LCI Asia L.P.	New York, NY
ML LCI Europe L.P.	New York, NY
ML Leasing Equipment Corp.	New York, NY
ML Leasing Servicing, Inc.	New York, NY
ML Life Agency Inc. (Texas)	Pennington, NJ
ML Liquidity Portfolio LLC	New York, NY
ML MBF GP, Ltd.	New York, NY
ML MBS Management, LLC	New York, NY
ML MBS Services Limited	London, U.K.
ML Media Management Inc.	New York, NY
ML Mezzanine II, Inc.	New York, NY
ML Mortgage Holdings Inc.	Pennington, NJ
ML Mosel Funding USA LLC	New York, NY
ML Mosel Holdings Gibraltar Ltd.	Gibraltar, Gibraltar
ML Mosel Holdings Luxembourg S.a.r.l.	Luxembourg, Luxembourg
ML N&W Investor S.a.r.L.	Luxembourg, Luxembourg
ML Newcastle (Gibraltar) Limited	Gibraltar, Gibraltar
ML Newcastle Investments Limited	St. Helier, Jersey, Channel Islands
ML Newcastle Issuer S.a.r.l.	Luxembourg, Luxembourg
ML Newcastle Luxembourg S.a.r.l.	Luxembourg, Luxembourg
ML NPC Co-Invest Ltd.	New York, NY
ML Nuveen Co-Invest, Ltd.	New York, NY
ML Oak (Cayman)	George Town, Grand Cayman, Cayman Is.
ML Observatory Trust	George Town, Grand Cayman, Cayman Is.
ML Onyx Properties Corp.	New York, NY

Name	Location
ML Orion HoldCo, LLC	New York, NY
ML Orion Investments, LLC	New York, NY
ML Palm, LLC	New York, NY
ML Petrie Parkman Co., Inc.	New York, NY
ML Phoenix Inns LLC	New York, NY
ML Phoenix Manager LLC	New York, NY
ML Pine	George Town, Grand Cayman, Cayman Is.
ML Plainsboro Limited Partnership	Plainsboro, NJ
ML Ponserv Inc.	New York, NY
ML Pontiac Properties Corp.	New York, NY
ML Pref LLC	New York, NY
ML Pref Member LLC	New York, NY
ML Priory	George Town, Grand Cayman, Cayman Is.
ML Private Equity Offshore Ltd.	New York, NY
ML Private Finance LLC	New York, NY
ML Ray Co-Investor GP Ltd.	New York, NY
ML Ray Investor GP Ltd.	New York, NY
ML Ray Investor, L.P.	New York, NY
ML Ray Investor S.a.r.L.	New York, NY
ML Rowley	George Town, Grand Cayman, Cayman Is.
ML Salinas Cayman MX Inc.	New York, NY
ML Spider	George Town, Grand Cayman, Cayman Is.
ML ST/PCV LLC	New York, NY
ML Stonelake Asset Manager LLC	New York, NY
ML Stonelake GP LLC	New York, NY
ML Stonelake LP	New York, NY
ML Tate Financing Co.	New York, NY
ML Taurus Administrators, L.L.C.	New York, NY
ML Taurus, Inc.	New York, NY
ML Terrano, LLC	New York, NY
ML Tonala Cayman MX Inc.	New York, NY
ML Tower Trust	George Town, Grand Cayman, Cayman Is.
ML Ubase Holdings Co., Ltd.	Labuan, East Malaysia
ML UK Capital Holdings	London, U.K.
ML UK Funding Limited	London, U.K.
ML UK Services Limited	London, U.K.
ML Umbrella FCP	Paris, France
ML US Hedged Equity Strategies Fund Ltd.	London, U.K.
ML USD MBS Management, LLC	New York, NY
ML Veda Co-Invest, Ltd.	New York, NY
ML VI Hotel Co LLC	New York, NY
ML Viola, LLC	New York, NY
ML Watford Property Ltd.	St. Helier, Jersey, Channel Islands
ML Whitby (Gibraltar) Limited	Gibraltar, Gibraltar
ML Whitby Investments Limited	St. Helier, Jersey, Channel Islands
ML Whitby Issuer S.a.r.l.	Luxembourg, Luxembourg
ML Whitby Luxembourg S.a.r.l.	Luxembourg, Luxembourg
ML Windy City Investments Holdings, L.L.C.	New York, NY
MLAE Nominees Pty Limited	Sydney, NSW, Australia
MLANNA Fixtures GmbH	Berlin, Germany
MLANNA Real Estate 1 S.a.r.l.	Luxembourg, Luxembourg
MLANNA Real Estate 2 S.a.r.l.	Luxembourg, Luxembourg
MLANNA Real Estate 3 S.a.r.l.	Luxembourg, Luxembourg
MLANNA Real Estate 4 S.a.r.l.	Luxembourg, Luxembourg

Name	Location
MLANNA Real Estate 5 S.a.r.l.	Luxembourg, Luxembourg
MLANNA Real Estate 6 S.a.r.l.	Luxembourg, Luxembourg
MLANNA Real Estate 7 S.a.r.l.	Luxembourg, Luxembourg
MLANNA Real Estate GP S.a.r.l.	Luxembourg, Luxembourg
MLANNA Real Estate S.e.c.s.	Luxembourg, Luxembourg
MLBC, Inc.	Chicago, IL
MLBUSA Community Development Corp.	New York, NY
MLBUSA Funding Corporation	Salt Lake City, UT
MLCC Acquisition Corp.	New York, NY
MLCC Mortgage Investors, Inc.	New York, NY
MLCI Holdings, Inc.	Houston, TX
MLDP Holdings, Inc.	New York, NY
MLEIH Funding	London, U.K.
MLEQ Nominees Pty Limited	Sydney, NSW, Australia
MLFM S.A.	Geneva, Switzerland
MLFS Hold Co A Limited	George Town, Grand Cayman, Cayman Is.
MLFS Hold Co LLC	Wilmington, DE
MLGHF HEGIO SAS	Paris, France
MLGP Urban Renewal LLC	Pennington, NJ
MLGPE A-RE LLC	New York, NY
MLGPE Delaware LLC	New York, NY
MLGPE Fund International II, L.P.	New York, NY
MLGPE Fund US Alternative, L.P.	New York, NY
MLGPE Fund US II, L.P.	New York, NY
MLGPE HK GP Limited	Hong Kong, PRC
MLGPE International Capital Ltd.	New York, NY
MLGPE International Strategies Ltd.	New York, NY
MLGPE Ltd.	New York, NY
MLGPE Partners II, L.P.	New York, NY
MLGPE US Capital LLC	New York, NY
MLGPE US Strategies LLC	New York, NY
MLGPI Holdings B.V.	Amsterdam, The Netherlands
MLH Group Inc.	New York, NY
MLH Merger Corporation	New York, NY
MLHC, Inc.	New York, NY
MLHM, Inc.	New York, NY
MLHQ, LLC	New York, NY
MLHRE Incorporated	New York, NY
mlib (historic)	London, U.K.
MLIM Capital Limited	London, U.K.
MLIM Investments Limited	George Town, Grand Cayman, Cayman Is.
MLIS Limited	London, U.K.
MLMBCAV, Inc.	New York, NY
MLMCI Ohio, Inc.	New York, NY
MLMCI, LLC	New York, NY
MLML Subdebt Holding LLC	New York, NY
MLOC European Real Estate S.a.r.l.	Luxembourg, Luxembourg
MLOCG European Real Estate S.a.r.l.	Luxembourg, Luxembourg
MLP Nominees Pty Limited	Melbourne, Victoria, Australia
MLRBB SAS	Paris, France
MLRE II Incorporated	New York, NY
MLWert 1 Sarl	Luxembourg, Luxembourg
MLWert 2 Sarl	Luxembourg, Luxembourg
MLWert 3 Sarl	Luxembourg, Luxembourg

Name	Location
MLWert 4 Sarl	Luxembourg, Luxembourg
MLWert Holdings Sarl	Luxembourg, Luxembourg
MM3 HY Funding LLC	Charlotte, NC
MMoney, LLC	San Francisco, CA
MMovie Star Movie, LLC	San Francisco, CA
MNB Smartcard Technologies, Inc.	Farmington Hills, MI
Modena 2004—1 LLC	New York, NY
Modena 2004—2 LLC	New York, NY
Modena 2004 Business Trust	New York, NY
Modena 2004 Holding LLC	New York, NY
Modena 2004 Parent Trust	New York, NY
Modena Newcorp, Inc.	New York, NY
Mohawk River Funding II, L.L.C.	Houston, TX
MOIL Corporation	Wilton, CT
Mortgage Equity Conversion Asset Corporation	Wilmington, DE
Mortgage Holdings Limited	London, U.K.
Mortgages 1 Limited	London, U.K.
Mortgages 2 Limited	London, U.K.
Mortgages 3 Limited	London, U.K.
Mortgages 4 Limited	London, U.K.
Mortgages 5 Limited	London, U.K.
Mortgages 6 Limited	London, U.K.
Mortgages 7 Limited	London, U.K.
Mortgages DACS Limited	London, U.K.
Mortgages No. 2 DACS Limited	London, U.K.
Mortgages No. 3 (DACS) Limited	London, U.K.
Mortgages No. 4 (DACS) Limited	London, U.K.
Mortgages No. 5 (DACS) Limited	London, U.K.
Mortgages plc	London, U.K.
Movie ABS Co., Ltd.	Seoul, Korea
MRII Investments LLC	Charlotte, NC
Muirfield Trading LLC	Charlotte, NC
Multi-Family Housing Investment Fund I, LLC	Charlotte, NC
Murry Park, Inc.	Charlotte, NC
Myers Park Trading LLC	Charlotte, NC
N.B. (Bahamas) Ltd.	Nassau, Bahamas
N.Y. Nominees Limited	London, U.K.
NationsBanc Leasing & R.E. Corporation	Charlotte, NC
NationsCredit Financial Services Corporation	Jacksonville, FL
NationsCredit Insurance Agency, Inc.	Jacksonville, FL
NB Capital Trust I	Charlotte, NC
NB Capital Trust II	Charlotte, NC
NB Capital Trust III	Charlotte, NC
NB Capital Trust IV	Charlotte, NC
NB Finance Lease, Inc.	San Francisco, CA
NB Funding Company LLC	Charlotte, NC
NB Holdings Corporation	Charlotte, NC
NB International Finance B.V.	Amsterdam, The Netherlands
NB Partner Corp.	Charlotte, NC
NBCDC Osborne, Inc.	Tampa, FL
NBRE Realty LLC	Charlotte, NC
NEBACO, INC.	Charlotte, NC
Neptune 1, LLC	New York, NY

Name	Location
NeSBIC Buy Out Fund Invest VII B.V.	Utrecht, The Netherlands
Nevis Investments Limited	George Town, Grand Cayman, Cayman Is.
New Smith Japan New Horizons MAP Fund	London, U.K.
New Star Gemini Europe MAP Fund Ltd.	London, U.K.
Newark Lane Pty Limited	Charlotte, NC
Newcastle Capital Ireland Limited	Dublin, Ireland
Newco Home Funding Partners, LLC	Springfield, VA
Newfound Bay Investments Limited	London, U.K.
Newfound Bay Limited	London, U.K.
Newgate Funding (Options) Limited	London, U.K.
Newland Lane Limited	George Town, Grand Cayman, Cayman Is.
Newport E & S Insurance Company	Plano, TX
Newport Insurance Company	Irvine, CA
Newport Management Corporation	Irvine, CA
Nexstar Financial Corporation	Saint Charles, MO
Nightingale Lane Pty Limited	Charlotte, NC
Nihonbashi Loan Service Corporation	Tokyo, Japan
Nihonbashi Residential Mortgage Corporation	Tokyo, Japan
Ninth North-Val, Inc.	Baltimore, MD
Nippon Holdings, LLC	New York, NY
Nippon Loans, LLC	New York, NY
Nippon REO, LLC	New York, NY
NMS Capital, L.P.	Chicago, IL
NMS Investment Holdings, LLC	New York, NY
NMS Services (Cayman) Inc.	George Town, Grand Cayman, Cayman Is.
NMS Services, Inc.	New York, NY
NMS/Oak VIII, LLC	San Francisco, CA
Norris Associates, L.L.C.	Charlotte, NC
Norstar Venture Partners I	Providence, RI
North Cove CDO II, LTD.	George Town, Grand Cayman, Cayman Is.
North East Hillcroft, Inc.	Providence, RI
North South Holdings Sarl	Luxembourg, Luxembourg
North South Properties S.a.r.l.	Luxembourg, Luxembourg
Northam Lane Limited	George Town, Grand Cayman, Cayman Is.
NorthEnd Advisor Managing Member LLC	New York, NY
NorthEnd Holding Company LLC	New York, NY
NorthEnd Income Property Trust, Inc.	New York, NY
NorthEnd Operating Partnership LP	New York, NY
NorthEnd Realty Advisors LLC	New York, NY
Northern Antelope Holdings, Inc.	New York, NY
Northquay Investments Limited	London, U.K.
NorthRoad Capital Management LLC	New York, NY
Norton Golf LLC	Boston, MA
NPC International S.A. de C.V.	Juarez, Mexico
NYLIM Europe MAP Fund Ltd.	New York, NY
Oakland Funding No. 1 LLC	Charlotte, NC
Oakland Funding No. 2 LLC	Charlotte, NC
Oakridge Pines, LLC	Tampa, FL
O’Connor European Property Partners, L.P.	Wilmington, DE
Odessa Park, Inc.	Charlotte, NC
Oechsle International Advisors, LLC	Boston, MA
Oldland Lane Limited	George Town, Grand Cayman, Cayman Is.
One Bryant Park LLC	New York, NY
Onslow Finance LLC	Charlotte, NC

Name	Location
OOO Merrill Lynch Securities	Moscow, Russia
Operadora de Derivados Sanatander, S.A. de C.V.	Mexico City, Mexico
Orix Funding LLC	Charlotte, NC
Orta S.r.l.	Rome, Italy
Ortensia S.r.l.	Rome, Italy
Oshkosh/McNeilus Financial Services Partnership	Dodge Center, MN
OSP Funding LLC	Charlotte, NC
Ostseeklinik Poel GmbH & Co. KG	Poel, Germany
Ostseeklinik Poel Verw. U. BetGes. mbH	Poel, Germany
Otter Lake Funding LLC	Charlotte, NC
Pacesetter/MVHC, Inc.	Richardson, TX
Pacific Dunes Trading LLC	Charlotte, NC
Pacific Funding LLC	Charlotte, NC
Panchshil Techpark Private Limited	Mumbai, India
Paneldeluxe Company Limited	Chester, England
Paradise Funding, Ltd.	George Town, Grand Cayman, Cayman Is.
Paradise Urban Investments, LLC	Dallas, TX
Paramount Nominees Limited	London, U.K.
Pariter Solutions, LLC	San Francisco, CA
Park Granada LLC	Calabasas, CA
Park Monaco Inc.	Calabasas, CA
Park Sienna LLC	Calabasas, CA
Parkside Residential LLC	Washington, DC
Parkside Senior Housing LLC	Washington, DC
PC Dallas Holdings, LP	Dallas, TX
PC/Flowers I Inc.	New York, NY
PC/Flowers Inc.	New York, NY
Peapack Properties Corp.	New York, NY
Pearl Cayman 1 Limited	London, U.K.
Pegasus R.E.F. I LLC	New York, NY
Pegasus R.E.F. Manager LLC	New York, NY
Pegasus Trading LLC	Charlotte, NC
Peninsula Capital Corporation	Seoul, Korea
Perissa LLC	San Francisco, CA
Persimmon Springs Funding LLC	Charlotte, NC
PH Sentry Associates	Blue Bell, PA
Phoenix Inns Hotel Co. LLC	New York, NY
Phoenix Inns Hotel MM LLC	New York, NY
Phone Bachut SAS	Lyon, France
Phone Belgique Illzach SAS	Illzach, France
Phone Cognac Jay SAS	Paris, France
Phone Coutures Caen SAS	Caen, France
Phone Edison Besancon SAS	Besancon, France
Phone France Holdings SAS	Paris, France
Phone Le Canet Marseille SAS	Marseille, France
Phone Luxembourg Holdings S.a.r.L.	Luxembourg, Luxembourg
Phone Luxembourg Properties S.a.r.L.	Luxembourg, Luxembourg
Phone Lyautey Lagny SAS	Paris, France
Phone Marie Curie Tour SAS	La Ville-Aux-Dames, France
Phone Part Dieu SAS	Lyon, France
Phone Schiltigheim SAS	Schiltigheim, France
Phone Sidot Montpellier SAS	Montpellier, France
Phone Sotteville Halage SAS	Sotteville le Rouen, France
Phone Soupetard Toulouse SAS	Toulouse, France

Name	Location
Phone Ste Claire Deville Toulon SAS	Toulon, France
Phone Villeneuve D’Ascq SAS	Villeneuve d’Ascq, France
Piccadilly Financing LLC	Charlotte, NC
PIH Albany LLC	New York, NY
PIH Beaverton LLC	New York, NY
PIH Bend LLC	New York, NY
PIH Eugene LLC	New York, NY
PIH Lake Oswego LLC	New York, NY
PIH Olympia LLC	New York, NY
PIH Phoenix LLC	New York, NY
PIH Salem LLC	New York, NY
PIH South Salem LLC	New York, NY
PIH Tigard LLC	New York, NY
PIH Vancouver LLC	New York, NY
Pilot Financial Corp.	Blue Bell, PA
Pine Harbour Limited	London, U.K.
Pinehurst Trading, Inc.	Charlotte, NC
Pinnacle Ridge Funding LLC	Charlotte, NC
Pinot IV, LLC	New York, NY
Pinyon Park LLC	Charlotte, NC
PJM Office Building, LLC	Baltimore, MD
PJM Retail Center, LLC	Baltimore, MD
Plano Partners	Charlotte, NC
Pluto 1, LLC	New York, NY
Poel Baltic Holding, S.a.r.l.	Luxembourg, Luxembourg
Poel Baltic Land, S.a.r.l.	Luxembourg, Luxembourg
Poplar Partners I	Charlotte, NC
Poseidon Trading LLC	Charlotte, NC
Power Equities, Inc.	Richardson, TX
Powergate Associates Limited	Amsterdam, The Netherlands
PPC, LLC	New York, NY
PPM Monarch Bay Funding LLC	Charlotte, NC
PPM Shadow Creek Funding LLC	Charlotte, NC
PPM Spyglass Funding Trust	Wilmington, DE
Premium Credit Ltd	Epsom, United Kingdom
Premium Credit Receivables Limited	Epsom, United Kingdom
Premium Residence Tokutei Mokuteki Kaisha	Tokyo, Japan
Princeton Administrators, L.P.	New York, NY
Princeton Retirement Group, Inc., The	Atlanta, GA
Princeton Services, Inc.	New York, NY
PRLAP, Inc. (Alaska Corporation)	Juneau, AK
PRLAP, Inc. (Missouri Corporation)	Clayton, MO
PRLAP, Inc. (North Carolina Corporation)	Charlotte, NC
PRLAP, Inc. (Tennessee Corporation)	Knoxville, TN
PRLAP, Inc. (Texas Corporation)	Dallas, TX
PRLAP, Inc. (Virginia Corporation)	Richmond, VA
PRLAP, Inc. (Washington Corporation)	Seattle, WA
Prodigy Holdings Private Limited	Curepipe, Mauritius
Progress Capital Trust I	Blue Bell, PA
Progress Capital Trust II	Blue Bell, PA
Progress Capital Trust III	Blue Bell, PA
Progress Capital Trust IV	Blue Bell, PA
Progress Capital, Inc.	Boston, MA
Progress Realty Advisors, Inc.	Blue Bell, PA

Name	Location
Propco Bridge LLC	New York, NY
PT Merrill Lynch Indonesia	Jakarta, Indonesia
Puritan Mill, LLC	Atlanta, GA
Pydna Corporation	San Francisco, CA
Quail Brook Holdings, LP	Dallas, TX
Quail Creek Holdings, LP	Dallas, TX
RAB UK MAP Fund Ltd.	London, U.K.
Raintree Trading LLC	Charlotte, NC
Rameau S.A.R.L.	Paris, France
Ravenswood Investments LLC	Charlotte, NC
RCL Holdings LLC	Chicago, IL
ReconTrust Company	Thousand Oaks, CA
ReconTrust Company, National Association	Thousand Oaks, CA
Red Fox Funding LLC	Charlotte, NC
Red River Holdings Limited	Grand Cayman, Cayman Islands
Red River Park, Inc.	Charlotte, NC
Reed Street Partners, L.P.	Atlanta, GA
Reedy Creek Funding LLC	Charlotte, NC
Regent Street II, Inc.	Charlotte, NC
Relay Funding, LLC	Las Vegas, NV
RepublicBank Insurance Agency, Inc.	Dallas, TX
Research Europe Limited	Chester, United Kingdom
Richard III, LLC	New York, NY
Ridgewood Holdings Limited	Port Louis, Mauritius
RIHT Life Insurance Company	Phoenix, AZ
Rising Sun Mills LLC	Baltimore, MD
Ritchie Court M Corporation	Baltimore, MD
Riverfalls Urban Investments, LLC	Dallas, TX
Riversgate Limited	London, U.K.
Riviera Funding LLC	Charlotte, NC
Robertson Stephens Asset Management, Inc.	San Francisco, CA
Robertson Stephens Capital Markets Holdings Ltd.	Tel Aviv, Israel
Robertson Stephens Credit Corporation	Boston, MA
Robertson Stephens Group, Inc.	San Francisco, CA
Robertson Stephens International Holdings, Inc.	San Francisco, CA
Robertson Stephens International, Ltd.	London, U.K.
Robertson Stephens Israel Ltd.	Tel Aviv, Israel
Robertson Stephens Services, LLC	Boston, MA
Robertson Stephens U.S. Holdings, Inc.	San Francisco, CA
Robertson Stephens Ventures, Inc.	San Francisco, CA
Robertson Stephens, Inc.	Boston, MA
Rob-Wal Investment Co.	Chicago, IL
Rock Harbour Funding LLC	Charlotte, NC
Rockett, LLC, The	San Francisco, CA
ROP Investments Limited	Grand Cayman, Cayman Islands
Rosebank Meadows Subdivision, LLC	Nashville, TN
Rosedale General Partner, LLC	Baltimore, MD
Rosedale Terrace Limited Partnership	Baltimore, MD
Roszel Advisors, LLC	Pennington, NJ
Round Spring Investments GP	Charlotte, NC
Ruby Aircraft Leasing and Trading Limited	London, U.K.
RWB Holdings S.a.r.l.	Luxembourg, Luxembourg
S.N.C. Nominees Limited	London, U.K.
Salem Lafayette Development LLC	Boston, MA

Name	Location
Saturn 1, LLC	New York, NY
Sauternes V, LLC	New York, NY
Savoie Holdings S.a.r.l.	Luxembourg, Luxembourg
Sawgrass Trading LLC	Charlotte, NC
SB Holdings, Inc.	Charlotte, NC
SCCP I GP, LLC	Baltimore, MD
SCI Holdings Corporation	Baltimore, MD
SCIC Properties, LLC	Baltimore, MD
SCIC Riverwalk, LLC	Baltimore, MD
SCIC San Antonio II, LLC	Baltimore, MD
Sea Pines Funding LLC	Charlotte, NC
Sealion Nominees Limited	London, U.K.
Security Pacific Capital Leasing Corporation	San Francisco, CA
Security Pacific EuroFinance Holdings, Inc.	San Francisco, CA
Security Pacific EuroFinance, Inc.	San Francisco, CA
Security Pacific Hong Kong Holdings Limited	Hong Kong, PRC
Security Pacific Housing Services, Inc.	San Diego, CA
Security Pacific Lease Finance (Europe) Inc.	San Francisco, CA
Seguros Santander, S.A.	Mexico City, Mexico
Seminole Funding LLC	Charlotte, NC
Service-Wright Corporation	Washington, DC
Servicios Corporativos Seguros Serfin, S.A. de C.V.	Mexico City, Mexico
Seville Urban Investments, LLC	Dallas, TX
Sierra Nevada Realty, G.P.	Charlotte, NC
Siltex Properties Corp.	New York, NY
Silver Peak REIT Holding Company, Inc.	Charlotte, NC
Silver Peak REIT, Inc.	Charlotte, NC
Silverado I BT	Charlotte, NC
Silvertree Australian Investments Pty Limited	Sydney, New South Wales, Australia
Silverwood (FP) Limited	London, U.K.
Simmons Canyon Partners, LLC	New York, NY
Sky Financial Securitization Corp. IV	Dover, DE
Sky Financial Securitization Corp. V	Dover, DE
Sky Financial Securitization Corp. VI	Dover, DE
Sky Financial Securitization Corp. VII	Dover, DE
Smith Bros Limited	London, U.K.
Smith Bros Nominees Limited	London, U.K.
Smith Bros Participations Limited	London, U.K.
Smother, LLC	San Francisco, CA
SNC Farringdon International (Holdings) BV	Amsterdam, The Netherlands
SNC International (Holdings) Limited	London, U.K.
SNC Securities Limited	London, U.K.
SNCFE Limited	Hong Kong, PRC
Sofia II, LLC	New York, NY
Solar Villa Investments Limited	Grand Cayman, Cayman Islands
Solimar Shipping Limited	London, U.K.
SOP M Corp.	Baltimore, MD
South Charles Capital Partners I, L.P.	Baltimore, MD
South Charles Investment Corporation	Baltimore, MD
South Point Inc.	New York, NY
Southam Lane Limited	George Town, Grand Cayman, Cayman Is.
Southern Dallas Development Fund, Inc.	Dallas, TX
Southport Investments, LLC	Charlotte, NC
Southquay Finance Limited	London, U.K.

Name	Location
Southstar Holding Corp.	New York, NY
Southstar I, LLC	New York, NY
Southstar II, LLC	New York, NY
Southstar III, LLC	New York, NY
Southstar IV, LLC	New York, NY
Southstar V, LLC	New York, NY
Sovran Capital Management Corporation	Richmond, VA
Spectrum Mortgage Company, Inc.	Princeton, NJ
Spring Valley Management LLC	Charlotte, NC
Spruce Bay Limited	George Town, Grand Cayman, Cayman Is.
SPV Colombia I LLC	New York, NY
SPV Colombia II LLC	New York, NY
SRF 2000, Inc.	Charlotte, NC
St. Johns Place, L.C.	Jacksonville, FL
Stamford Fidelity Realty Company, Inc., The	Fairfield, CT
Stamford Investors GP LLC	Dover, DE
Stamford Investors LLC	Dover, DE
Standard Federal Bank Community Development Corporation	Chicago, IL
Stanton Road Housing LLC	Washington, DC
Stanwich Loan Funding LLC	Charlotte, NC
Steers LLC Series 2003-3	New York, NY
Steers Trust Series 2000-1	New York, NY
Steers Trust Series 2000-2	New York, NY
Steers Trust Series 2001-1	New York, NY
Steers Trust Series 2003-A	New York, NY
Steers Trust Series 2003-C	New York, NY
Steers Trust Series 2005-A	New York, NY
Steers Trust Series 2005-B	New York, NY
Steers Trust Series 2007-A	New York, NY
Steppington/Dallas, Inc.	Dallas, TX
Sterling Farms Funding, Inc.	Las Vegas, NV
Stonegate Meadows, L.P.	Kansas City, MO
Stonelake ML Holdings LP	New York, NY
Stonelake ML Infrastructure Partners LP	New York, NY
Stourbridge Investments Limited	London, U.K.
Stowe Hill Limited	London, U.K.
Structured Access LLC	New York, NY
Suhail Sarl	Luxembourg, Luxembourg
Summit Capital Trust I	Wilmington, DE
Summit Credit Life Insurance Company	Phoenix, AZ
Sunset Hill Corporation	Baltimore, MD
Sycamore Green, LLC	Charlotte, NC
Tabono Joint Venture, The	Dallas, TX
Tabono Partnership II, Ltd.	Dallas, TX
Taconic Trading LLC	Charlotte, NC
Taiwan Hang Fung Asset Management Company Ltd.	Taipei, Taiwan
Talmont Investments S.a.r.l.	New York, NY
Tarrill Limited	Godalming, Surrey, United Kingdom
Taurus Finance Inc.	New York, NY
Teardrop Diamond, LLC	San Francisco, CA
Temmurgal HoldingCo AB	Geneva, Switzerland
Temmurgal InvestmentCo AB	Geneva, Switzerland
Tidewater Pointe Funding LLC	Charlotte, NC
Tikkurila Holdings II S.a.r.l.	Luxembourg, Luxembourg

Name	Location
Tinfoil B.V.	Amsterdam, The Netherlands
TK Holdings I, LLC	New York, NY
Tonopah, LLC	Charlotte, NC
Topanga XI Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XV Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XX Inc.	George Town, Grand Cayman, Cayman Is.
Tops Capital Private Real Estate Investment Trust Fund I	Seoul, Korea
Tops Capital Private Real Estate Investment Trust No. 2	Seoul, Korea
Town Park Associates, LLC	Miami, FL
Transistor Holdings, LLC	Las Vegas, NV
Transistor, LLC	Las Vegas, NV
Transit Holding, Inc.	San Francisco, CA
Trenton Park Apartments Limited Partnership	Washington, DC
Trenton Park Housing, LLC	Washington, DC
Trifesol, S.L.	Madrid, Spain
TriSail Capital Corporation	Boston, MA
TriSail Funding Corporation	Boston, MA
TriSail/MMA GP, LLC	Boston, MA
TriSail/MMA Realty Capital Partners I, L.P.	Boston, MA
TriStar Communications, Inc.	San Francisco, CA
Trusite Real Estate Services, Inc.	Simi Valley, CA
Tryon Assurance Company, Ltd.	Hamilton, Bermuda
Turtle Hill GP LLC	Kansas City, MO
Turtle Hill Townhomes, L.P.	Kansas City, MO
Twin Falls SL	Madrid, Spain
Two Broadway Incorporated	New York, NY
Two Broadway V Incorporated	New York, NY
Tyler Trading, Inc.	Charlotte, NC
U.S. Trust Company of Delaware	Wilmington, DE
U.S. Trust Hedge Fund Management, Inc.	Stamford, CT
UBOC Guaranteed Tax Credit Fund IX, L.L.C.	Walnut Creek, CA
UBOC Guaranteed Tax Credit Fund VIII, L.L.C.	Walnut Creek, CA
Ulysses Leasing Limited	St. Helier, Jersey, Channel Islands
Union Realty and Securities Company	St. Louis, MO
Urban Mecca I, LLC	Atlanta, GA
UST Securities Corp.	Stamford, CT
V. Funds Limited	New York, NY
Valley Energy E&P Investments, LLC	Houston, TX
Valley Energy Investment Fund International, L.P.	George Town, Grand Cayman, Cayman Is.
Valley Energy Investment Fund U.S., L.P.	Houston, TX
Valley Energy Investment Holdings (Mauritius) Limited	Port Louis, Mauritius
Varese Holdings S.ar.l.	Luxembourg, Luxembourg
Venco, B.V.	George Town, Grand Cayman, Cayman Is.
Vendcrown Limited	Epsom, United Kingdom
Venus 1, LLC	New York, NY
Vercoe Insurance Agency, Inc.	Pennington, NJ
Verdington LLC	Charlotte, NC
Verdot VI, LLC	New York, NY
Vernon Park LLC	Charlotte, NC
Victoria V, LLC	New York, NY
Viewpointe Archive Services, L.L.C.	Charlotte, NC
Villages Urban Investments, LLC	Phoenix, AZ
Vine Street Lofts, L.P.	Kansas City, MO
Vine Street Views, L.L.C.	Kansas City, MO

Name	Location
WAM Acquisition GP, Inc.	Chicago, IL
Washington Mill Lofts LLC	Boston, MA
Washington Mill Manager LLC	Boston, MA
Waterville Funding LLC	Charlotte, NC
Wave Lending Holdings Limited	London, U.K.
Wave Lending Limited	London, U.K.
Wave Mortgages Limited	London, U.K.
Waverly Partners Inc.	New York, NY
Waxhaw Park Investments LLC	Charlotte, NC
WCG ML Feeder Fund, L.P.	New York, NY
WCH Limited Partnership	Dallas, TX
WD Georgia LLC	New York, NY
WD South Carolina, LLC	New York, NY
Wellington Land Company, Inc.	Baltimore, MD
Wellington Park/Lewisville, Inc.	Dallas, TX
Wendover Lane II, Inc.	Charlotte, NC
Wendover Lane LLC	Charlotte, NC
West Trade, LLC	Charlotte, NC
West Trade/Sycamore Street, LLC	Charlotte, NC
Westhill Investments Limited	St. Helier, Jersey, Channel Islands
Westminster Properties, Inc.	Providence, RI
Westpoint D2 Distribution Park Holdings sarl	Luxembourg, Luxembourg
Westpoint Luxembourg Holdings sarl	Luxembourg, Luxembourg
Westquay Investments Limited	London, U.K.
Westside Acquisition, LLC	Charlotte, NC
WFC Air Inc.	New York, NY
WH/DFW Land CO.	New York, NY
Whistling Pines Funding LLC	Charlotte, NC
Whitby Capital Ireland Limited	Dublin, Ireland
White Ridge Investment Advisors LLC	New York, NY
White Ridge Investments Limited	London, U.K.
White Rock Lane LLC	Charlotte, NC
White Springs LLC	Charlotte, NC
Wickliffe A Corp.	Baltimore, MD
William V, LLC	New York, NY
Willow Park LLC	Charlotte, NC
Willowbrook Funding LLC	Charlotte, NC
Willows SA Holdings, LP	Dallas, TX
Wilshire Credit Corporation	Beaverton, OR
Windeluxe Company Limited	Chester, England
WM Developer LLC	Boston, MA
WM Master Tenant LLC	Boston, MA
Wolsey Park Management Ltd.	St. Helier, Jersey, Channel Islands
Wolsey Park Unit Trust	St. Helier, Jersey, Channel Islands
Woori Marlin II ABS Co., Ltd.	Seoul, Korea
Woori Marlin III ABS Co., Ltd.	Seoul, Korea
Woori SME First ABS Co., Ltd.	Seoul, Korea
Worthington Avenue, LLC	Charlotte, NC
WOW! Mortgages & Loans Limited	London, U.K.
Y.K. Tokyo Portfolio Investment	Tokyo, Japan
Yao Yong Real Property Co., Ltd.	Taipei, Taiwan
Yellow Rose Investments Company	Charlotte, NC
Yerington LLC	Charlotte, NC
YK Merrill Lynch GPE Japan	Tokyo, Japan

Name	Location
YK NB Estate	Tokyo, Japan
YK Poseidon Capital	Tokyo, Japan
Yong Tai Asset Management Company Limited	Taipei, Taiwan
YT West Tower Holdings Limited	Grand Cayman, Cayman Islands
Yugen Kaisha Merrill Lynch Japan Strategic Investments	Tokyo, Japan
Yugen Sekinin Chukanhojin Value Creation Investments	Tokyo, Japan
ZAR Sovereign Bond Investments LP	New York, NY
Zentac Productions, Inc.	San Francisco, CA
Zeus Recovery Fund SA	Luxembourg, Luxembourg
Zeus Trading LLC	Charlotte, NC